Exhibit 99.2

Supplemental **Disclosure**

Quarter ended December 31, 2019

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2019

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	21
Outparcel Development Summary	23
Redevelopment Summary	24
Future Redevelopment Opportunities	27
Portfolio Summary
Portfolio Overview	30
Top Forty Retailers Ranked by ABR	31
New & Renewal Lease Summary	32
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	33
Lease Expiration Schedule	34
Properties by Largest US MSAs	35
Largest MSAs by ABR	37
Properties by State	40
Property List	41

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled "Forward-Looking Statements" and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2019

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")
Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR PSF, all leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Development & Redevelopment Stabilization
Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses on the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets, and after adjustments for unconsolidated joint ventures calculated to reflect EBITDAre on the same basis. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net and (iii) straight-line ground rent expense.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenant
Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread
Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread
Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 1

GLOSSARY OF TERMS

Term	Definition
Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 12/31/19	Twelve Months Ended 12/31/19
	Total properties in Brixmor Property Group portfolio	403	403
	Acquired properties excluded from Same Property NOI	(2)	(2)
	Additional exclusions	(2)	(4)
	Same Property NOI pool	399	397

In addition, three outparcels acquired in 2019 and 2018 are excluded from the Same Property NOI pool for the three months ended December 31, 2019 and 2018 and four outparcels acquired in 2019 and 2018 are excluded from the Same Property NOI pool for the twelve months ended December 31, 2019 and 2018. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

FASB Accounting Standards Codification - Topic 842 (Leases) ("ASC 842")

In connection with the Company’s adoption of ASC 842 on January 1, 2019, the financial statements have been impacted as follows:

Consolidated Balance Sheets

       • Addition of a right-of-use asset included in other assets. The right-of-use asset represents the value of the lease liability (described below) adjusted for initial direct costs, prepaid lease
       • payments and lease incentives.

       • Addition of a lease liability included in accounts payable, accrued expenses and other liabilities. The lease liability represents the present value of the future, fixed contractual lease
       • obligations under leases where the Company is the lessee.

Consolidated Statements of Operations
• Expense reimbursements and percentage rents are now included in rental income for all periods presented.

       • Rental income is presented net of revenues deemed uncollectible for the current periods. Prior period provision for doubtful accounts is included in operating expenses in accordance
       • with previous guidance and has not been reclassified to rental income.

• Revenues that are not specific to tenant leases have been reclassified from rental income to other revenues for all periods presented.

       • Indirect leasing costs previously capitalized, such as leasing payroll or any legal costs incurred prior to the execution of lease agreements, are expensed under ASC 842. Amounts incurred
       • in the current periods are now included in general and administrative, with no changes made to prior period presentations.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA
Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses on the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance and the Company’s ability to meet various coverage tests.

• NAREIT FFO
Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/19	12/31/18	12/31/19	12/31/18
Total revenues (page 6)	$ 293,149	$ 297,655	$ 1,168,258	$ 1,234,340
Net income (page 6) (1)	62,059	77,554	274,773	366,284
Net income per diluted share (page 6) (1)	0.21	0.26	0.92	1.21
Adjusted EBITDA (page 7) (1)	191,607	196,777	772,933	827,391
Cash Adjusted EBITDA (page 7) (1)	182,425	188,289	734,403	788,857
NAREIT FFO (page 8) (1)	142,139	120,769	572,942	558,273
NAREIT FFO per diluted share (page 8) (1)	0.47	0.40	1.91	1.85
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.08)	(0.01)	(0.16)
Dividends declared per share (page 8)	0.285	0.280	1.125	1.105
Dividend payout ratio (as % of NAREIT FFO) (page 8)	59.7	69.2	58.5	59.6
NOI (page 10)	207,836	207,339	830,550	868,434

	Three Months Ended
Summary Operating and Financial Ratios	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
NOI margin (page 10) (2)	73.4	74.0	74.1	73.5	73.0%
Same property NOI growth (page 11) (3)	5.1	4.4	1.8	2.0	(0.2)%
Fixed charge coverage (page 13)	4.1x	4.1x	4.0x	4.1x	3.9x
Net principal debt to Adjusted EBITDA (page 13) (4)	6.3x	6.2x	6.4x	6.4x	6.2x

Outstanding Classes of Stock	As of 12/31/19	As of 9/30/19	As of 6/30/19	As of 3/31/19	As of 12/31/18
Common shares outstanding (page 13)	297,857	297,846	297,846	297,987	298,489

Summary Portfolio Statistics (5)	As of 12/31/19	As of 9/30/19	As of 6/30/19	As of 3/31/19	As of 12/31/18
Number of properties (page 30)	403	409	421	422	425
Percent billed (page 30)	89.3	88.6	87.5	87.5	88.4%
Percent leased (page 30)	92.4	91.9	91.5	91.1	91.9%
ABR PSF (page 30)	$ 14.74	$ 14.59	$ 14.39	$ 14.32	$ 14.10
New lease rent spread (page 32) (6)	33.3	30.5	30.4	32.7	31.5%
New & renewal lease rent spread (page 32) (6)	12.9	13.3	13.9	12.3	11.2%
Total - new, renewal & option lease rent spread (page 32) (6)	10.9	11.1	11.7	9.8	9.5%
Total - new, renewal & option GLA (page 32) (6)	2,681,748	3,623,347	3,299,874	3,184,376	3,093,665

2020 Guidance
NAREIT FFO per diluted share (7)(8)	$1.90 - $1.97
Same property NOI growth	3.00% - 3.50%

(1) The Company capitalized $3.2 million and $11.9 million, or $0.01 and $0.04 per diluted share, of leasing payroll and legal costs during the three and twelve months ended December 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, prior year ratios have been updated for consistency with the current presentation.
(3) Reflects same property NOI as reported for the specified period.
(4) For purposes of financial ratios, Adjusted EBITDA is annualized based on current quarter results.
(5) Reflects portfolio statistics as reported for the specified period.
(6) Based on current quarter results.
(7) Does not include any expectations of one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(8) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2019

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/19	12/31/18
Assets
Real estate
Land	$1,767,029	$1,804,504
Buildings and tenant improvements	7,593,444	7,535,985
Construction in progress	148,163	90,378
Lease intangibles	614,964	667,910
	10,123,600	10,098,777
Accumulated depreciation and amortization	(2,481,250)	(2,349,127)
Real estate, net	7,642,350	7,749,650
Cash and cash equivalents	19,097	41,745
Restricted cash	2,426	9,020
Marketable securities	18,054	30,243
Receivables, net	234,246	228,297
Deferred charges and prepaid expenses, net	143,973	145,662
Real estate assets held for sale	22,171	2,901
Other assets (1)	60,179	34,903
Total assets	$8,142,496	$8,242,421

Liabilities
Debt obligations, net	$4,861,185	$4,885,863
Accounts payable, accrued expenses and other liabilities (1)	537,454	520,459
Total liabilities	5,398,639	5,406,322

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,334,144 and 305,130,472 shares issued and 297,857,267 and 298,488,516
shares outstanding	2,979	2,985
Additional paid-in capital	3,230,625	3,233,329
Accumulated other comprehensive income (loss)	(9,543)	15,973
Distributions in excess of net income	(480,204)	(416,188)
Total equity	2,743,857	2,836,099
Total liabilities and equity	$8,142,496	$8,242,421

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively. See page 9 for additional information.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/19	12/31/18	12/31/19	12/31/18
Revenues
Rental income (1)	$292,955	$297,379	$1,166,379	$1,233,068
Other revenues	194	276	1,879	1,272
Total revenues	293,149	297,655	1,168,258	1,234,340

Operating expenses
Operating costs	34,738	34,877	124,876	136,217
Real estate taxes	40,785	42,018	170,988	177,401
Depreciation and amortization	82,606	85,345	332,431	352,245
Provision for doubtful accounts	—	3,624	—	10,082
Impairment of real estate assets	6,934	9,094	24,402	53,295
General and administrative (2)	27,141	28,641	102,309	93,596
Total operating expenses	192,204	203,599	755,006	822,836

Other income (expense)
Dividends and interest	124	163	699	519
Interest expense	(46,936)	(49,290)	(189,775)	(215,025)
Gain on sale of real estate assets	8,501	50,125	54,767	209,168
Loss on extinguishment of debt, net	—	(16,914)	(1,620)	(37,096)
Other	(575)	(586)	(2,550)	(2,786)
Total other expense	(38,886)	(16,502)	(138,479)	(45,220)

Net income	$62,059	$77,554	$274,773	$366,284

Per common share:
Net income:
Basic	$0.21	$0.26	$0.92	$1.21
Diluted	$0.21	$0.26	$0.92	$1.21
Weighted average shares:
Basic	298,062	299,112	298,229	302,074
Diluted	299,367	299,438	299,334	302,339

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three and twelve months ended December 31, 2019, Rental income is presented net of Revenues deemed uncollectible. See page 10 for additional information.

(2) The Company capitalized $3.2 million and $11.9 million of leasing payroll and legal costs during the three and twelve months ended December 31, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/19	12/31/18	12/31/19	12/31/18

Net income (1)	$62,059	$77,554	$274,773	$366,284
Interest expense	46,936	49,290	189,775	215,025
Federal and state taxes	629	681	2,471	2,641
Depreciation and amortization	82,606	85,345	332,431	352,245
EBITDA	192,230	212,870	799,450	936,195
Gain on sale of real estate assets	(8,501)	(50,125)	(54,767)	(209,168)
Impairment of real estate assets	6,934	9,094	24,402	53,295
EBITDAre	$190,663	$171,839	$769,085	$780,322

EBITDAre	$190,663	$171,839	$769,085	$780,322
Loss on extinguishment of debt, net	—	16,914	1,620	37,096
SEC settlement	—	7,000	—	7,000
Litigation and other non-routine legal expenses	848	851	2,005	2,506
Transaction expenses	96	173	223	467
Total adjustments	944	24,938	3,848	47,069
Adjusted EBITDA	$191,607	$196,777	$772,933	$827,391

Adjusted EBITDA	$191,607	$196,777	$772,933	$827,391
Straight-line rental income, net	(5,376)	(3,456)	(23,427)	(15,352)
Accretion of above- and below-market leases and tenant inducements, net	(3,839)	(5,063)	(15,230)	(23,313)
Straight-line ground rent expense (2)	33	31	127	131
Total adjustments	(9,182)	(8,488)	(38,530)	(38,534)
Cash Adjusted EBITDA	$182,425	$188,289	$734,403	$788,857

(1) The Company capitalized $3.2 million and $11.9 million of leasing payroll and legal costs during the three and twelve months ended December 31, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/19	12/31/18	12/31/19	12/31/18

Net income (1)	$62,059	$77,554	$274,773	$366,284
Depreciation and amortization related to real estate	81,647	84,246	328,534	347,862
Gain on sale of real estate assets	(8,501)	(50,125)	(54,767)	(209,168)
Impairment of real estate assets	6,934	9,094	24,402	53,295
NAREIT FFO	$142,139	$120,769	$572,942	$558,273

NAREIT FFO per diluted share (1)	$0.47	$0.40	$1.91	$1.85
Weighted average diluted shares outstanding	299,367	299,438	299,334	302,339

Items that impact FFO comparability
Loss on extinguishment of debt, net	$—	$(16,914)	$(1,620)	$(37,096)
SEC settlement	—	(7,000)	—	(7,000)
Litigation and other non-routine legal expenses	(848)	(851)	(2,005)	(2,506)
Transaction expenses	(96)	(173)	(223)	(467)
Total items that impact FFO comparability	$(944)	$(24,938)	$(3,848)	$(47,069)
Items that impact FFO comparability, net per share	$(0.00)	$(0.08)	$(0.01)	$(0.16)

Additional Disclosures
Straight-line rental income, net	$5,376	$3,456	$23,427	$15,352
Accretion of above- and below-market leases and tenant inducements, net	3,839	5,063	15,230	23,313
Straight-line ground rent expense (2)	(33)	(31)	(127)	(131)

Dividends declared per share	$0.285	$0.280	$1.125	$1.105
Dividends declared	$84,889	$83,577	$335,119	$332,547
Dividend payout ratio (as % of NAREIT FFO)	59.7%	69.2%	58.5%	59.6%

(1) The Company capitalized $3.2 million and $11.9 million, or $0.01 and $0.04 per diluted share, of leasing payroll and legal costs during the three and twelve months ended December 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	12/31/19	12/31/18

Receivables, net
Straight-line rent receivable, net	$140,205	$120,570
Tenant receivables, net	84,389	81,907
Insurance receivable (1)	—	19,461
Other	9,652	6,359
Total receivables, net	$234,246	$228,297

Deferred charges and prepaid expenses, net
Deferred charges, net	$124,804	$126,082
Prepaid expenses, net	19,169	19,580
Total deferred charges and prepaid expenses, net	$143,973	$145,662

Other assets
Right-of-use asset (2)	$39,860	$—
Furniture, fixtures and leasehold improvements, net	12,509	13,771
Interest rate swaps	3,795	18,630
Other	4,015	2,502
Total other assets	$60,179	$34,903

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$248,214	$234,651
Below market leases, net	105,034	126,874
Dividends payable	87,205	85,284
Lease liability (2)	44,707	—
Interest rate swaps	13,449	2,571
Real estate liabilities held for sale	415	—
Accrued litigation (1)	—	19,461
Accrued SEC settlement (3)	—	7,000
Other	38,430	44,618
Total accounts payable, accrued expenses and other liabilities	$537,454	$520,459

(1) In May 2017, the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 10, 2020.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively.

(3) The Company and the Staff of the SEC Enforcement Division have finalized a settlement with respect to the SEC investigation. The settlement agreement, among other things, required the payment of a civil penalty of $7.0 million, which the Company paid during the quarter ended September 30, 2019 and had accrued as a contingent liability for the quarter ended December 31, 2018. For additional information, refer to Form 10-K, filed with the SEC on February 10, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/19	12/31/18	12/31/19	12/31/18
Net Operating Income Detail
Base rent	$213,315	$215,273	$850,706	$896,225
Expense reimbursements	66,664	67,082	258,661	271,671
Revenues deemed uncollectible / Provision for doubtful accounts	(2,911)	(3,624)	(10,119)	(10,082)
Ancillary and other rental income / Other revenues	4,806	4,440	19,550	17,528
Percentage rents	1,452	1,032	7,489	6,579
Operating costs	(34,705)	(34,846)	(124,749)	(136,086)
Real estate taxes	(40,785)	(42,018)	(170,988)	(177,401)
Net operating income	$207,836	$207,339	$830,550	$868,434

Operating Ratios
NOI margin (NOI / revenues) (1)	73.4%	73.0%	73.7%	73.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.3%	87.3%	87.5%	86.7%

Reconciliation of Net Operating Income to Net Income
Net operating income	$207,836	$207,339	$830,550	$868,434
Lease termination fees	608	1,309	3,314	3,672
Straight-line rental income, net	5,376	3,456	23,427	15,352
Accretion of above- and below-market leases and tenant inducements, net	3,839	5,063	15,230	23,313
Straight-line ground rent expense (2)	(33)	(31)	(127)	(131)
Depreciation and amortization	(82,606)	(85,345)	(332,431)	(352,245)
Impairment of real estate assets	(6,934)	(9,094)	(24,402)	(53,295)
General and administrative	(27,141)	(28,641)	(102,309)	(93,596)
Total other expense	(38,886)	(16,502)	(138,479)	(45,220)
Net income	$62,059	$77,554	$274,773	$366,284

Supplemental Statement of Operations Detail
Rental income (3)
Base rent	$213,315	$215,273	$850,706	$896,225
Expense reimbursements	66,664	67,082	258,661	271,671
Revenues deemed uncollectible	(2,911)	—	(10,119)	—
Lease termination fees	608	1,309	3,314	3,672
Straight-line rental income, net	5,376	3,456	23,427	15,352
Accretion of above- and below-market leases and tenant inducements, net	3,839	5,063	15,230	23,313
Ancillary and other rental income	4,612	4,164	17,671	16,256
Percentage rents	1,452	1,032	7,489	6,579
Total rental income	$292,955	$297,379	$1,166,379	$1,233,068

Other revenues	$194	$276	1,879	1,272

Interest expense
Mortgage, note and other interest	$40,115	$37,321	$147,085	$171,770
Unsecured credit facility and term loan interest	6,223	10,725	38,141	41,704
Capitalized interest	(1,079)	(680)	(3,480)	(2,478)
Deferred financing cost amortization	1,764	1,692	7,063	6,601
Debt premium / discount amortization, net	(87)	232	966	(2,572)
Total interest expense	$46,936	$49,290	$189,775	$215,025

Other
Federal and state taxes	$629	$681	$2,471	$2,641
Other	(54)	(95)	79	145
Total other	$575	$586	$2,550	$2,786

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,986	$2,906	$14,667	$10,560
Capitalized leasing legal costs (4)	—	1,321	—	3,851

Capitalized leasing payroll costs (4)	$—	$1,858	$—	$8,016
Capitalized leasing commission costs	1,495	1,686	6,027	7,100
Total capitalized leasing compensation costs	$1,495	$3,544	$6,027	$15,116

Equity based compensation, net	$3,814	$1,372	$12,661	$9,378

(1) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for all periods presented.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three and twelve months ended December 31, 2019, Rental income is presented net of Revenues deemed uncollectible.

(4) The Company capitalized $3.2 million and $11.9 million of leasing payroll and legal costs during the three and twelve months ended December 31, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/19	12/31/18	Change	12/31/19	12/31/18	Change
Same Property NOI Analysis
Number of properties	399	399	—	397	397	—
Percent billed	89.6%	88.2%	1.4%	89.6%	88.2%	1.4%
Percent leased	92.7%	91.8%	0.9%	92.7%	91.8%	0.9%

Revenues (1)
Base rent	$210,318	$202,920		$822,542	$802,411
Expense reimbursements	65,683	63,293		250,257	244,853
Revenues deemed uncollectible	(2,846)	—		(9,633)	—
Ancillary and other rental income / Other revenues	4,700	4,128		18,672	15,790
Percentage rents	1,422	976		7,388	6,118
	279,277	271,317	2.9%	1,089,226	1,069,172	1.9%
Operating expenses
Operating costs	(35,154)	(34,378)		(120,994)	(123,561)
Real estate taxes	(40,372)	(39,765)		(164,875)	(160,419)
Provision for doubtful accounts	—	(3,218)		—	(8,515)
	(75,526)	(77,361)	(2.4%)	(285,869)	(292,495)	(2.3%)
Same property NOI	$203,751	$193,956	5.1%	$803,357	$776,677	3.4%

NOI margin (1)(2)	73.0%	72.3%		73.8%	73.2%
Expense recovery ratio	87.0%	85.4%		87.5%	86.2%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$7,398	3.9%		$20,131	2.6%
Revenues deemed uncollectible / Provision for doubtful accounts	372	0.2%		(1,118)	(0.1%)
Net recoveries	1,007	0.5%		3,515	0.4%
Ancillary and other rental income / Other revenues	572	0.3%		2,882	0.4%
Percentage rents	446	0.2%		1,270	0.1%
		5.1%			3.4%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$203,751	$193,956		$803,357	$776,677
Adjustments:
Non-same property NOI	4,085	13,383		27,193	91,757
Lease termination fees	608	1,309		3,314	3,672
Straight-line rental income, net	5,376	3,456		23,427	15,352
Accretion of above- and below-market leases and tenant inducements, net	3,839	5,063		15,230	23,313
Straight-line ground rent expense	(33)	(31)		(127)	(131)
Depreciation and amortization	(82,606)	(85,345)		(332,431)	(352,245)
Impairment of real estate assets	(6,934)	(9,094)		(24,402)	(53,295)
General and administrative	(27,141)	(28,641)		(102,309)	(93,596)
Total other expense	(38,886)	(16,502)		(138,479)	(45,220)
Net income	$62,059	$77,554		$274,773	$366,284

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Revenues is presented net of Revenues deemed uncollectible for the three and twelve months ended December 31, 2019.
(2) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for all periods presented.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/19	12/31/18	12/31/19	12/31/18
Leasing related:
Tenant improvements and tenant inducements	$16,159	$14,204	$70,227	$67,030
External leasing commissions	2,016	2,349	9,756	10,122
	18,175	16,553	79,983	77,152

Value-enhancing:
Anchor space repositionings	13,420	20,738	64,957	59,577
Outparcel developments	3,313	3,186	15,513	14,009
Redevelopments	37,724	20,614	137,481	71,673
New development	566	870	4,696	8,756
Other (1)	18,667	11,725	33,503	14,677
	73,690	57,133	256,150	168,692

Maintenance capital expenditures (2)	21,279	23,814	55,017	45,756

Total capital expenditures	$113,144	$97,500	$391,150	$291,600

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
(2) Excludes costs related to Hurricane Michael recoveries, as they are expected to be reimbursed by the Company's insurance carrier.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/19	12/31/18
Equity Capitalization:
Common shares outstanding			297,857	298,489
Common share price			$21.61	$14.69
Total equity capitalization			$6,436,690	$4,384,803

Debt:
Revolving credit facility			$7,000	$306,000
Term loans			650,000	1,150,000
Unsecured notes			4,218,453	3,468,453
Secured mortgage			7,000	7,000
Total principal debt			4,882,453	4,931,453
Add/Less: Net unamortized premium/discount			11,289	(11,300)
Less: Deferred financing fees			(32,557)	(34,290)
Total debt			4,861,185	4,885,863
Less: Cash, cash equivalents and restricted cash			(21,523)	(50,765)
Net debt			$4,839,662	$4,835,098

Total market capitalization:			$11,276,352	$9,219,901

Liquidity:
Cash and cash equivalents and restricted cash			$21,523	$50,765
Available under revolving credit facility (1)			1,237,280	938,813
			$1,258,803	$989,578

Ratios:
Principal debt to total market capitalization			43.3%	53.5%
Principal debt to total assets, before depreciation			46.0%	46.6%
Secured principal debt to total assets, before depreciation			0.1%	0.1%
Net principal debt to Adjusted EBITDA (2)(3)			6.3x	6.2x
Unencumbered assets to unsecured debt			2.2x	2.1x
Interest coverage (Adjusted EBITDA / interest expense) (2)			4.1x	4.0x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			4.1x	3.9x

			As of	As of
			12/31/19	12/31/18
Percentage of total debt:
Fixed			97.8%	83.7%
Variable			2.2%	16.3%
Unencumbered summary:
Percent of properties			99.8%	99.8%
Percent of ABR			99.9%	99.9%
Percent of NOI			99.9%	99.9%
Weighted average maturity (years):
Fixed			5.4	5.4
Variable			2.2	4.3
Total			5.4	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Positive
Moody's Investors Service	Baa3	Positive
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by five outstanding letters of credit totaling $5.7 million.
(2) For purposes of financial ratios, Adjusted EBITDA is annualized based on the current quarter results.
(3) The Company capitalized $3.2 million, or 0.1x, of leasing payroll and legal costs during the three months ended December 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Average Stated Interest Rate (1)
	2020		$—	—
	2021		—	—
	2022		750,000	3.41%
	2023		857,000	2.88%
	2024		807,000	3.73%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029		753,203	4.14%
	Total Debt Maturities		$4,882,453	3.69%

	Net unamortized premium		11,289
	Deferred financing costs		(32,557)
	Debt obligations, net		$4,861,185

Detailed Maturity Schedule - Debt obligations

	Fixed Rate Secured Mortgage		Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans

Year	Maturities	Weighted Average Stated Interest Rate	Maturities	Weighted Average Stated Interest Rate (1)	Maturities	Weighted Average Stated Interest Rate (1)
2020	$—	—	$—	—	$—	—
2021	—	—	—	—	—	—
2022	—	—	750,000	3.41%	—	—
2023	—	—	500,000	3.25%	357,000	2.37%
2024	7,000	4.40%	500,000	3.65%	300,000	3.86%
2025	—	—	700,000	3.85%	—	—
2026	—	—	607,542	4.17%	—	—
2027	—	—	400,000	3.90%	—	—
2028	—	—	7,708	6.90%	—	—
2029	—	—	753,203	4.14%	—	—
Total Debt Maturities	$7,000	4.40%	$4,218,453	3.78%	$657,000	3.05%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate (1)	Date	Total Indebtedness
FIXED RATE DEBT:
Secured Mortgage
Larchmont Centre		$7,000	4.40	3/1/24	0.14
TOTAL FIXED RATE SECURED MORTGAGE		7,000	4.40		0.14

Unsecured fixed rate debt
Term Loan Facility - $350,000 (2)		350,000	2.36	12/12/23	7.17
Term Loan Facility - $300,000 (3)		300,000	3.86	7/26/24	6.14
TOTAL UNSECURED FIXED RATE DEBT		650,000	3.05		13.31

Unsecured Notes
2022 Brixmor OP Notes (4)		150,000	2.16	2/1/22	3.07
3.88%, 2022 Brixmor OP Notes		500,000	3.88	8/15/22	10.24
3.25%, 2023 Brixmor OP Notes		500,000	3.25	9/15/23	10.24
3.65%, 2024 Brixmor OP Notes		500,000	3.65	6/15/24	10.24
3.85%, 2025 Brixmor OP Notes		700,000	3.85	2/1/25	14.34
4.13%, 2026 Brixmor OP Notes		600,000	4.13	6/15/26	12.29
7.97%, 2026 Brixmor LLC Notes		694	7.97	8/14/26	0.01
7.65%, 2026 Brixmor LLC Notes		6,100	7.65	11/2/26	0.13
7.68%, 2026 Brixmor LLC Notes I		748	7.68	11/2/26	0.02
3.90%, 2027 Brixmor OP Notes		400,000	3.90	3/15/27	8.19
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90	2/15/28	0.05
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90	2/15/28	0.11
4.13%, 2029 Brixmor OP Notes		750,000	4.13	5/15/29	15.36
7.50%, 2029 Brixmor LLC Notes		3,203	7.50	7/30/29	0.07
TOTAL FIXED RATE UNSECURED NOTES		4,118,453	3.81		84.36

TOTAL FIXED RATE DEBT		$4,775,453	3.70		97.81

UNSECURED VARIABLE RATE DEBT:
2022 Brixmor OP Notes (LIBOR + 105 basis points)		$100,000	2.96	2/1/22	2.05
Revolving Credit Facility (LIBOR + 110 basis points)		7,000	2.84	2/28/23	0.14
TOTAL UNSECURED VARIABLE RATE DEBT		107,000	2.95		2.19

TOTAL VARIABLE RATE DEBT		$107,000	2.95		2.19

TOTAL DEBT OBLIGATIONS		$4,882,453	3.69		100.00

	Net unamortized premium	11,289
	Deferred financing costs	(32,557)
	DEBT OBLIGATIONS, NET	$4,861,185

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(4) Effective November 1, 2016, $150,000 of the 2022 Brixmor OP Notes is swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/19

I. Aggregate debt test	< 65%	47.0%
Total Debt		4,861,185
Total Assets		10,349,640

II. Secured debt test	< 40%	0.1%
Total Secured Debt		7,174
Total Assets		10,349,640

III. Unencumbered asset ratio	> 150%	212.8%
Total Unencumbered Assets		10,329,645
Unsecured Debt		4,854,011

IV. Debt service test	> 1.5x	4.2x
Consolidated EBITDA		773,778
Annual Debt Service Charge		185,739

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the SEC on August 13, 2019 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/19

I. Leverage ratio	< 60%	37.5%
Total Outstanding Indebtedness		4,882,453
Balance Sheet Cash (1)		29,077
Total Asset Value		12,946,142

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness		7,000
Balance Sheet Cash (1)		29,077
Total Asset Value		12,946,142

III. Unsecured leverage ratio	< 60%	37.5%
Total Unsecured Indebtedness		4,875,453
Unrestricted Cash (3)		26,651
Unencumbered Asset Value		12,929,359

IV. Fixed charge coverage ratio	> 1.5x	4.5x
Total Net Operating Income		840,786
Capital Expenditure Reserve		10,595
Fixed Charges		183,184

(1) Balance Sheet Cash consists of Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The secured leverage ratio is (0.2%) due to the impact of Balance Sheet Cash.
(3) Unrestricted Cash consists of Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018 filed as Exhibit 10.26 to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 16

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2019

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres		Percent Leased		ABR PSF	Major Tenants (1)

Three Months Ended June 30, 2019 (2)
Land adjacent to Parmer Crossing	Austin-Round Rock, TX	4/22/19	$2,155	0.7 acres		-		-	-
Centennial Shopping Center	Denver-Aurora-Lakewood, CO	4/23/19	17,900	113,682		92.7%		$37.69	King Soopers (Kroger), Pet Supplies Plus
Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	5/1/19	56,000	235,728	(3)	79.9%	(3)	18.84	Weis Markets, Marshalls, REI, Sweat Fitness
			$76,055	349,410 / 0.7 acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2019		$76,055	349,410 / 0.7 acres

(1) Major tenants exclude non-owned major tenants.
(2) In addition, on June 7, 2019, Brixmor paid $2,400 to terminate a lease and acquire subleases at Baytown Shopping Center in Baytown, TX.
(3) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of Brixmor's regional office.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2019
Applegate Ranch Shopping Center	Merced, CA	2/1/19	$24,700	153,721	96.3%	$16.71	Marshall's, Petco
Forest Hills Village	Dallas-Fort Worth-Arlington, TX	2/13/19	5,400	69,651	100.0%	5.87	Foodland Markets, Family Dollar, Hi Style Fashion
Green Acres	Saginaw, MI	3/8/19	16,000	244,005	89.9%	15.41	Kroger, Planet Fitness, Rite Aid
			$46,100	467,377

Three Months Ended June 30, 2019
Spring Mall - Walgreens (3)	Milwaukee-Waukesha-West Allis, WI	4/23/19	$5,100	16,940	100.0%	$22.14	Walgreens
Streetsboro Crossing	Akron, OH	4/30/19	7,900	89,436	93.9%	7.28	Giant Eagle
The Manchester Collection - Northern Hills (3)	Hartford-West Hartford-East Hartford, CT	5/17/19	4,950	11,980	100.0%	37.81	Men's Warehouse
Westlane Shopping Center	Indianapolis-Carmel-Anderson, IN	5/24/19	6,950	71,602	100.0%	9.79	Save-A-Lot, Citi Trends
Bay Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	6/12/19	25,600	95,760	98.3%	17.43	Publix, Bealls Outlet, Pet Supermarket
Covington Gallery - Arby's (4)	Atlanta-Sandy Springs-Roswell, GA	6/27/19	1,635	2,400	100.0%	43.75	-
			$52,135	288,118

Three Months Ended September 30, 2019
Perlis Plaza	Americus, GA	7/1/19	$5,702	165,315	83.1%	$6.11	Belk, Roses
North Hills Village	Dallas-Fort Worth-Arlington, TX	7/31/19	2,500	43,299	84.7%	7.36	Dollar Tree
Twin Oaks Shopping Center	Davenport-Moline-Rock Island, IA-IL	7/31/19	6,125	113,328	97.6%	6.82	Hy-Vee, Eye Surgeons Associates
Bensalem Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8/14/19	8,800	70,378	100.0%	11.13	Redner's Warehouse Market
Palm Plaza	Corpus Christi, TX	8/15/19	3,182	50,475	82.8%	8.04	Bealls (Stage Stores), Family Dollar
Pinemont Shopping Center	Houston-The Woodlands-Sugar Land, TX	8/19/19	9,967	68,378	100.0%	13.66	Family Dollar, Houston Community College
Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	8/21/19	20,900	321,382	84.2%	10.43	Tony's Finer Foods, Amber's Furniture, LA Fitness, Sears Outlet
Lake Drive Plaza	Roanoke, VA	8/26/19	16,650	163,290	100.0%	8.25	Kroger, Big Lots, Dollar Tree
Payton Park	Talladega-Sylacauga, AL	9/13/19	15,700	231,820	98.2%	6.77	Walmart Supercenter, Burke's Outlet
Merchant's Central	Tullahoma-Manchester, TN	9/20/19	12,500	208,123	95.8%	6.18	Walmart Supercenter, Goody's
The Shoppes at Southside	Jacksonville, FL	9/24/19	23,300	112,613	100.0%	20.95	Best Buy, David's Bridal, Urban Air Adventure Park
Glendale Galleria	Phoenix-Mesa-Scottsdale, AZ	9/24/19	14,800	119,525	87.0%	13.17	Gymnasium Academy, LA Fitness, Sears Outlet
Mansell Crossing - Studio Movie Grill (3)	Atlanta-Sandy Springs-Roswell, GA	9/27/19	11,000	51,615	100.0%	17.22	Studio Movie Grill
			$151,126	1,719,541

Three Months Ended December 31, 2019
Marwood Plaza	Indianapolis-Carmel-Anderson, IN	10/30/19	$6,400	107,080	81.4%	$8.68	Kroger
Spradlin Farm	Blacksburg-Christiansburg-Radford, VA	11/14/19	25,300	181,055	97.7%	15.32	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx
Towne Square North	Owensboro, KY	12/3/19	8,500	163,161	83.4%	8.04	Big Lots, Books-A-Million, Office Depot

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA	Percent Leased	ABR PSF (1)	Major Tenants (2)

Washington Square	Dallas-Fort Worth-Arlington, TX	12/10/19	4,050	64,230	100.0%	6.49	AutoZone, Bealls (Stage Stores), Dollar Tree
Covington Gallery (4)	Atlanta-Sandy Springs-Roswell, GA	12/20/19	4,715	172,457	45.2%	7.23	Ingles
Bartonville Square	Peoria, IL	12/23/19	2,890	61,678	87.2%	5.36	Kroger
			$51,855	749,661

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2019		$301,216	3,224,697

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Represents partial sale of property. Data presented reflects only the portion of property sold.
(4) Partial sale of property occured in the three months ended June 30, 2019. Remaining portion sold in the three months ended December 31, 2019. Data presented reflects only the portion of property sold in each respective quarter.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2019
1	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
2	Southfield Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Relocate 2K SF H&R block within center to accommodate combining former Payless ShoeSource, Rent-A-Center and additional small shop space for an 18K SF Planet Fitness
3	Wendover Place	Greensboro-High Point, NC	Remerchandise former Babies"R"Us with a 44K SF Burlington Stores
4	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randalls with a 57K SF Star Cinema Grill
In Process Projects (1)
5	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus and additional retailers
6	Briggsmore Plaza	Modesto, CA	Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
7	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
8	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for 48K SF Chuze Fitness
9	East Port Plaza	Port St. Lucie, FL	Remerchandise remaining 51K SF portion of the former Kmart with Urban Air Adventure Park
10	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg and remerchandise former Binny’s Beverage Depot with additional retailers
11	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
12	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
13	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
14	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
15	Parkway Plaza	Winston-Salem, NC	Remerchandise former Fallas with a 17K SF Badcock Home Furniture
16	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
17	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Furniture and a 27K SF Ross Dress for Less
18	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
19	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
20	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
21	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls and an additional junior anchor

Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	21	$91,600	$40,350	9% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended December 31, 2019
1	Waterford Commons	Norwich-New London, CT	Remerchandise former Babies"R"Us with a 25K SF Tractor Supply Company
2	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Gordman's with a 50K SF Edge Fitness
3	London Marketplace	London, KY	Remerchandise former Kmart with a 36K SF Kohl's, a 24K SF Marshalls, a 22K SF Planet Fitness and a 9K SF Five Below
4	Perkins Farm Marketplace	Worcester, MA-CT	Remerchandise and expand former Fallas with a 35K SF Ollie's Bargain Outlet
5	Delco Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former Babies"R"Us with a 55K SF Urban Air Adventure Park
6	Franklin Square - Project I	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and an 8K SF Skechers

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

7	Greeneville Commons	Greeneville, TN	Remerchandise former Kmart with a 52K SF Hobby Lobby, a 21K SF Marshalls and a 9K SF Five Below and remerchandise former JC Penney with a 22K SF Ross Dress for Less
8	Williamson Square - Project II	Nashville-Davidson--Murfreesboro--Franklin, TN	Combine former Sky Zone and Hard Knocks to accommodate a 49K SF Painted Tree Marketplace
9	Broadway	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas with a 15K SF Blink Fitness (Equinox)
10	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 42K SF Conn's, a 22K SF Planet Fitness, a 19K SF Harbor Freight Tools and additional retail space

Projects Stabilized During The Nine Months Ended September 30, 2019
11	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, a 20K SF Shoe Station and an 18K SF Cost Plus World Market
12	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington Stores to 47K SF and remerchandise former Old Navy with an 18K SF Burke's Outlet
13	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF Five Below and a 5K SF Famous Footwear
14	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 23K SF Stickley Furniture and a 17K SF Goldfish Swim School
15	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordman's with a 40K SF Burlington Stores and a 15K SF Planet Fitness
16	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 45K SF Big Lots, a 33K SF Tractor Supply, a 22K SF Planet Fitness and additional small shop space
17	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 35K SF Burlington Stores
18	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Ultra Foods with an 88K SF At Home
19	Market Centre	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN
20	Arborland Center	Ann Arbor, MI	Remerchandise former Toys"R"Us with a 48K SF Gardner White Furniture
21	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former Kroger with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
22	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
23	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 36K SF Bed Bath & Beyond and a 21K SF Boston Interiors
24	Franklin Square - Project II	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Fallas with an 11K SF Five Below
25	Kingston Overlook	Knoxville, TN	Remerchandise former Babies"R"Us with a 42K SF Urban Air Adventure Park
26	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace
27	Williamson Square - Project I	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
28	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Ace Hardware with a 19K SF ALDI and additional small shop space
29	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand JOANN to 24K SF, replacing a former Office Depot and remerchandise former JOANN with a 10K SF Ulta

Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Stabilized	29	$82,850	12%

(1) Project at Cudahy Plaza moved to in process redevelopment pipeline during the three months ended December 31, 2019 primarily due to expanded project scope.
(2) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 22

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2019
1	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Denny's	Mar-20	$650	$50	13%
2	Hunting Hills	Roanoke, VA	Construction of a 2K SF Valvoline Instant Oil Change	Jun-20	200	50	37%
3	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi endcap	Jun-21	1,350	150	9%
4	The Commons at Wolfcreek	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing 4K SF outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Sep-21	2,800	450	21%

	In Process Projects (2)
5	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Jun-20	3,050	2,300	9%
6	Delta Center	Lansing-East Lansing, MI	Construction of a 2K SF Chipotle	Sep-20	1,200	700	8%
7	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Sep-20	4,150	1,250	9%
8	Brunswick Town Center	Cleveland-Elyria, OH	Construction of a 5K SF Chick-fil-A	Sep-20	850	200	12%
9	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks and a 1K SF Sports Clips	Sep-20	3,900	3,750	9%
10	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Sep-20	4,350	950	10%
11	Southport Centre I - VI	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Dec-20	550	100	3%
12	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Dec-20	2,850	2,700	15%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$25,900	$12,650	11%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,3)	NOI Yield (1,3)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2019
1	Northmall Centre	Tucson, AZ	Construction of a 2K SF Starbucks	Dec-19		$1,300	7%
2	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Construction of an 8K SF Lazy Dog Restaurant and Bar	Dec-19		2,150	7%
3	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Raising Canes	Dec-19		2,500	10%
4	Winwood Town Center	Odessa, TX	Construction of a 7K SF Rodeo Dental	Dec-19		1,800	10%
5	Hanover Square	Richmond, VA	Construction of a 12K SF multi-tenant outparcel, including a 5K SF Panera, a 4K SF Aspen Dental and a 2K SF Chipotle	Dec-19		4,250	11%
	Projects Stabilized During The Nine Months Ended September 30, 2019
6	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 6K SF multi-tenant outparcel with a 4K SF Fuzzy's Taco Shop and a 2K SF Dunkin'	Sep-19		2,400	9%
7	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco	Sep-19		400	20%
8	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF multi-tenant outparcel with a 2K SF Chipotle and a 2K SF Motion Stretch Studio	Mar-19		3,100	8%
9	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF Chase	Mar-19		1,200	15%
10	Milestone Plaza	Greenville-Anderson-Mauldin, SC	Construction of a 5K SF Panera	Mar-19		450	9%
11	Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Freddy's Frozen Custard and Steakburgers	Mar-19		100	147%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$19,650	10%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Project at Lakes Crossing removed from in process pipeline due to executed purchase agreement with Chick-fil-A.
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2019
1	Cudahy Plaza (2)	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 32K SF value retailer, and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Mar-21	$17,300	$11,550	8

2	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and additional retailers; construction of a multi-tenant outparcel building; and shopping center upgrades including facade renovations, new pylon signage, landscaping and parking enhancements	33	Mar-21	14,200	1,200	11

3	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Jun-21	2,400	50	12

4	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with junior anchor retailers; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-22	11,200	600	9

	In Process Projects
5	Beneva Village Shoppes (3)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Mar-20	10,650	11,100	10

6	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Mar-20	10,100	7,100	8

7	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF 24 Hour Fitness and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Mar-20	9,400	6,850	9

8	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	8,900	4,350	9

9	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Sep-20	7,900	3,350	10

10	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-20	16,350	14,650	7

11	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Dec-20	6,700	5,450	9

12	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail including a 3K SF Orangetheory Fitness and a 1K SF Duck Donuts; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Dec-20	12,800	11,200	10

13	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Dec-20	4,950	2,750	14

14	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-20	39,150	28,250	9

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

15	Hamilton Plaza	Trenton, NJ	Redevelopment of former Kmart with a 75K SF Urban Air Adventure Park, 16K SF Rothman Orthopaedic Institute, and 10K SF Dollar Tree; construction of a 6K SF outparcel; and shopping center upgrades including façade, parking and lighting enhancements	18	Mar-21	12,150	3,300	8

16	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing shops; ground up construction of a 73K SF Maya Cinemas and a 34K SF LA Fitness	65	Mar-21	21,300	16,000	8

17	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery, and additional small shop space	36	Jun-21	10,400	3,050	7

18	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-21	6,450	5,800	8

19	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including facade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Sep-21	31,900	6,500	8

20	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including facade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	12,550	1,350	10

21	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and an additional junior anchor; construction of multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Dec-21	18,750	1,100	8

22	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-22	9,950	1,250	10

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$295,450	$146,800	9

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 25

REDEVELOPMENT SUMMARY
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1,4)	Yield (1,4)

STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2019

1	Carmel Village	Corpus Christi, TX	Redevelopment and reconfiguration of former Beall's and multiple adjacent small shop spaces with a 24K SF Crunch Fitness and a 9K SF Dollar Tree; and shopping center upgrades including façade renovations	7	Dec-19	$3,100	9

2	Hearthstone Corners	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Kroger with a 63K SF El Rancho grocer; redevelopment of former Stein Mart and adjacent small shop space with a 40K SF Conn's; and shopping center upgrades including façade renovations and pylon sign upgrades	16	Dec-19	3,650	9

	Projects Stabilized During The Nine Months Ended September 30, 2019

3	Village at Mira Mesa - Phase I (5)	San Diego-Carlsbad, CA	Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, construction of a 24K SF Michaels, a 21K SF BevMo!, and a 10K SF Five Below; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including façade, upgraded landscaping and pylon sign improvements; and sustainable features including solar array installation, smart irrigation and electric vehicle charging stations	36	Sep-19	18,850	10

4	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus; expansion of existing Fitness 19 and Phenix Salon Suites; and shopping center upgrades including façade and common area enhancements and solar array installation	27	Sep-19	6,200	10

5	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of poorly configured retail space with a 34K SF LA Fitness and 2K SF of small shops; and shopping center upgrades including new landscaping	35	Sep-19	7,950	9

6	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including parking reconfiguration, an additional outparcel and new façades	34	Sep-19	19,600	7

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$59,350	9

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Project moved from in process anchor space repositioning pipeline during the three months ended December 31, 2019 primarily due to expanded project scope.
(3) Net estimated costs exclude $1 million of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(5) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 26

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise with multiple retailers
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Densification of site, including multi-tenant outparcel developments
3	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
4	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
5	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
6	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users
7	Venice Shopping Center	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
8	Venice Village Shoppes	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype and façade renovation
9	Downtown Publix	Port St. Lucie, FL	Densification of site, including outparcel development
10	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
11	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
12	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel developments
13	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
14	Haymarket Mall	Des Moines-West Des Moines, IA	Redevelopment of existing anchor space for multiple retailers
15	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
16	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
17	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
18	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including one or more multi-tenant outparcel developments
19	Dalewood I, II & III Shopping Center (1)	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
20	Old Bridge Gateway (1)	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including outparcel development

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 27

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

21	Southland Shopping Center	Cleveland-Elyria, OH	Reconfigure and remerchandise existing two story retail building
22	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
23	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
24	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers
25	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Redevelopment and reconfiguration of shopping center, potential outparcel development

(1) Indicates project added to pipeline during the three months ended December 31, 2019.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended

December 31, 2019.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 28

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2019

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		12/31/19	9/30/19	6/30/19	3/31/19	12/31/18

Number of properties		403	409	421	422	425
GLA		70,630,803	71,540,493	73,280,766	73,192,186	73,673,124
Percent billed		89.3%	88.6%	87.5%	87.5%	88.4%
Percent leased		92.4%	91.9%	91.5%	91.1%	91.9%
TOTAL ≥ 10,000 SF		95.2%	94.7%	94.2%	93.5%	94.6%
TOTAL < 10,000 SF		86.2%	85.6%	85.3%	85.7%	85.7%
ABR		$895,964	$892,997	$894,735	$887,463	$887,743
ABR PSF		$14.74	$14.59	$14.39	$14.32	$14.10

PORTFOLIO BY UNIT SIZE AS OF 12/31/19
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	458	26,884,686	38.1%	93.5%	95.4%	$230,237	$10.37
20,000 - 34,999 SF	511	13,457,423	19.0%	91.1%	95.7%	138,883	10.90
10,000 - 19,999 SF	628	8,618,388	12.2%	90.9%	93.7%	112,571	14.29
5,000 - 9,999 SF	1,168	8,040,595	11.4%	83.9%	87.9%	122,448	18.15
< 5,000 SF	6,455	13,629,711	19.3%	81.5%	85.1%	291,825	26.00
TOTAL	9,220	70,630,803	100.0%	89.3%	92.4%	$895,964	$14.74

TOTAL ≥ 10,000 SF	1,597	48,960,497	69.3%	92.4%	95.2%	$481,691	$11.25
TOTAL < 10,000 SF	7,623	21,670,306	30.7%	82.4%	86.2%	414,273	23.05

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 30

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (1)	88	2,678,618	3.8%	$30,664	3.4%	$11.45
2	The Kroger Co. (2)	50	3,323,325	4.7%	24,916	2.8%	7.50
3	Dollar Tree Stores, Inc. (3)	126	1,449,148	2.1%	15,805	1.8%	10.91
4	Burlington Stores, Inc.	22	1,230,948	1.7%	12,419	1.4%	10.09
5	Publix Super Markets, Inc.	29	1,279,135	1.8%	12,102	1.4%	9.46
6	Ahold Delhaize (4)	21	1,163,367	1.6%	12,091	1.3%	10.39
7	Ross Stores, Inc (5)	36	971,774	1.4%	11,524	1.3%	11.86
8	LA Fitness International, LLC	15	618,290	0.9%	11,298	1.3%	18.27
9	Albertson's Companies, Inc (6)	16	907,916	1.3%	10,445	1.2%	11.50
10	Bed Bath & Beyond, Inc. (7)	32	791,126	1.1%	9,821	1.1%	12.41
		435	14,413,647	20.4%	151,085	17.0%	10.48

11	PetSmart, Inc.	26	587,388	0.8%	8,726	1.0%	14.86
12	Big Lots, Inc.	35	1,150,510	1.6%	7,758	0.9%	6.74
13	PETCO Animal Supplies, Inc. (8)	32	434,440	0.6%	7,716	0.9%	17.76
14	Kohl's Corporation	12	914,585	1.3%	7,192	0.8%	7.86
15	Wal-Mart Stores, Inc. (9)	15	1,759,473	2.5%	6,837	0.8%	3.89
16	Best Buy Co., Inc.	13	537,660	0.8%	6,793	0.8%	12.63
17	Ulta Beauty, Inc.	26	295,778	0.4%	6,779	0.8%	22.92
18	Party City Holdco Inc.	34	482,332	0.7%	6,742	0.8%	13.98
19	The Michaels Companies, Inc.	24	541,541	0.8%	6,546	0.7%	12.09
20	Office Depot, Inc. (10)	26	569,591	0.8%	6,322	0.7%	11.10
		678	21,686,945	30.7%	222,496	25.2%	10.26

21	Staples, Inc.	23	476,075	0.7%	5,983	0.7%	12.57
22	DICK's Sporting Goods, Inc. (11)	11	401,374	0.6%	5,464	0.6%	13.61
23	Five Below, Inc.	32	279,306	0.4%	5,285	0.6%	18.92
24	Hobby Lobby Stores, Inc.	14	783,743	1.1%	5,213	0.6%	6.65
25	CVS Health	17	237,699	0.3%	5,029	0.6%	21.16
26	JOANN Stores, Inc.	21	415,255	0.6%	4,732	0.5%	11.40
27	Gap, Inc. (12)	16	251,275	0.4%	4,673	0.5%	18.60
28	Ascena Retail Group, Inc. (13)	39	245,455	0.3%	4,554	0.5%	18.55
29	Southeastern Grocers (14)	12	568,562	0.8%	4,546	0.5%	8.00
30	The Home Depot, Inc.	6	556,632	0.8%	4,486	0.5%	8.06
31	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
32	H.E. Butt Grocery Company (15)	4	268,380	0.4%	4,085	0.5%	15.22
33	Sally Beauty Holdings, Inc. (16)	96	170,952	0.2%	4,058	0.5%	23.74
34	Giant Eagle, Inc	4	322,967	0.5%	3,956	0.4%	12.25
35	JP Morgan Chase & Co.	26	95,553	0.1%	3,905	0.4%	40.87
36	24 Hour Fitness USA, Inc.	6	206,248	0.3%	3,867	0.4%	18.75
37	Barnes & Noble, Inc.	9	203,748	0.3%	3,753	0.4%	18.42
38	Rainbow Shops	34	252,722	0.4%	3,707	0.4%	14.67
39	Harbor Freight Tools	22	387,185	0.5%	3,672	0.4%	9.48
40	Wakefern Food Corporation (17)	5	267,832	0.4%	3,575	0.4%	13.35

	TOTAL TOP 40 RETAILERS	1,089	28,346,599	40.2%	$311,459	35.1%	$10.99

(1) Includes T.J. Maxx-37, Marshalls-36, HomeGoods-13, HomeSense-1 and Sierra Trading Post-1.		(7) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas Tree Shops-4,				(13) Includes dressbarn-15, Catherines-8, Justice-7, Lane Bryant-7, Ann Taylor-1
(2) Includes Kroger-38, King Soopers-3, Dillons-2, Harris Teeter-2, Ralphs-2,		Cost Plus World Market-4, and buybuy Baby-2.				and Roz & Ali-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(8) Includes PETCO-31 and Unleashed-1.				(14) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
(3) Includes Dollar Tree-108, Family Dollar-17 and Deal$-1.		(9) Includes Supercenters-8, Discount Stores-3, Walmart Neighborhood Market-3,				(15) Includes H-E-B-3 and Central Market-1.
(4) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2, Bottom Dollar Food-1,		and Sam's Club-1.				(16) Includes Sally Beauty-88, Cosmoprof-7 and Macon Beauty Systems-1.
Hannaford-1 and Tops Market-1. Excludes one lease where retailer is guarantor.		(10) Includes Office Depot-13 and OfficeMax-13.				(17) Includes ShopRite-3 and PriceRite-2.
(5) Includes Ross Dress for Less-32 and dd's Discounts-4.		(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-5.
(6) Includes Vons-4, Acme-2, Albertsons-2, Jewel-Osco-2, Randalls-2, Tom Thumb-2,		(12) Includes Old Navy-12, Gap Factory-3, and Banana Republic-1.
Shop & Save Market-1 and Star Market-1.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 31

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/19	397	2,681,748	$38,012	$14.17	$8.20	$1.75	6.2	319	2,168,484	$13.84	$12.48	10.9
Three months ended 9/30/19	509	3,623,347	50,555	13.95	6.92	1.38	6.4	417	3,096,031	13.42	12.08	11.1
Three months ended 6/30/19	456	3,299,874	46,146	13.98	8.86	1.59	6.4	346	2,603,411	13.83	12.38	11.7
Three months ended 3/31/19	395	3,184,376	42,941	13.48	4.79	1.34	6.0	299	2,737,584	12.51	11.39	9.8
TOTAL - TWELVE MONTHS ENDED 12/31/19	1,757	12,789,345	$177,654	$13.89	$7.16	$1.50	6.2	1,381	10,605,510	$13.37	$12.06	10.9

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/19	351	1,699,302	$29,219	$17.19	$12.89	$2.76	7.0	273	1,186,038	$17.90	$15.85	12.9
Three months ended 9/30/19	438	2,252,432	37,464	16.63	11.12	2.22	7.0	346	1,725,116	16.49	14.55	13.3
Three months ended 6/30/19	392	2,213,228	32,976	14.90	13.12	2.37	7.1	282	1,516,765	15.06	13.22	13.9
Three months ended 3/31/19	325	1,722,634	28,129	16.33	8.85	2.47	6.7	229	1,275,842	15.24	13.57	12.3
TOTAL - TWELVE MONTHS ENDED 12/31/19	1,506	7,887,596	$127,788	$16.20	$11.57	$2.44	7.0	1,130	5,703,761	$16.12	$14.25	13.1

NEW LEASES
Three months ended 12/31/19	139	855,950	$14,405	$16.83	$24.17	$5.38	9.6	62	347,776	$18.70	$14.03	33.3
Three months ended 9/30/19	160	948,964	14,833	15.63	23.97	5.07	9.4	71	433,903	13.98	10.71	30.5
Three months ended 6/30/19	176	1,026,355	15,954	15.54	26.63	4.89	9.5	72	416,917	16.19	12.42	30.4
Three months ended 3/31/19	147	694,443	13,050	18.79	19.21	6.12	8.6	56	274,709	17.93	13.51	32.7
TOTAL - TWELVE MONTHS ENDED 12/31/19	622	3,525,712	$58,242	$16.52	$23.86	$5.30	9.3	261	1,473,305	$16.46	$12.50	31.7

RENEWAL LEASES
Three months ended 12/31/19	212	843,352	$14,814	$17.57	$1.43	$0.11	4.4	211	838,262	$17.56	$16.60	5.8
Three months ended 9/30/19	278	1,303,468	22,631	17.36	1.77	0.15	5.3	275	1,291,213	17.33	15.84	9.4
Three months ended 6/30/19	216	1,186,873	17,021	14.34	1.44	0.19	4.9	210	1,099,848	14.63	13.52	8.2
Three months ended 3/31/19	178	1,028,191	15,080	14.67	1.85	0.01	5.3	173	1,001,133	14.50	13.58	6.8
TOTAL - TWELVE MONTHS ENDED 12/31/19	884	4,361,884	$69,547	$15.94	$1.63	$0.12	5.0	869	4,230,456	$16.01	$14.85	7.8

OPTION LEASES
Three months ended 12/31/19	46	982,446	$8,793	$8.95	$0.10	$—	4.9	46	982,446	$8.95	$8.41	6.4
Three months ended 9/30/19	71	1,370,915	13,091	9.55	—	—	5.3	71	1,370,915	9.55	8.97	6.5
Three months ended 6/30/19	64	1,086,646	13,171	12.12	0.18	—	5.0	64	1,086,646	12.12	11.21	8.1
Three months ended 3/31/19	70	1,461,742	14,812	10.13	—	—	5.2	70	1,461,742	10.13	9.49	6.7
TOTAL - TWELVE MONTHS ENDED 12/31/19	251	4,901,749	$49,866	$10.17	$0.06	$—	5.1	251	4,901,749	$10.17	$9.51	6.9

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 12/31/19						Twelve Months Ended 12/31/19
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	14%	65%	46%	$10.00	16.5%		15%	67%	48%	$9.91	10.4
	New & Renewal Leases Only	11%	50%	36%	12.32	31.5%		11%	52%	36%	11.04	16.2
New Leases		15%	57%	48%	14.17	121.7%		11%	53%	39%	12.02	56.6
Renewal Leases		8%	44%	25%	9.87	1.9%		10%	52%	33%	10.22	4.3
Option Leases		39%	90%	78%	7.76	5.4%		41%	90%	78%	8.85	6.1
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	86%	35%	54%	$21.86	7.0%		85%	33%	52%	$21.84	11.4
	New & Renewal Leases Only	89%	50%	64%	22.13	6.6%		89%	48%	64%	21.87	11.6
New Leases		85%	43%	52%	20.33	5.4%		89%	47%	61%	21.63	18.7
Renewal Leases		92%	56%	75%	23.53	7.1%		90%	48%	67%	22.06	9.6
Option Leases		61%	10%	22%	19.51	9.6%		59%	10%	22%	21.62	9.9

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 32

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/19	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
NEW LEASES
Weighted average over lease term:
Base rent	$ 17.74	$ 17.50	$ 16.70	$ 17.50	$ 19.81	$ 16.81
Tenant improvements and allowances	(2.51)	(2.56)	(2.48)	(2.66)	(2.25)	(2.10)
Third party leasing commissions	(0.55)	(0.55)	(0.53)	(0.49)	(0.65)	(0.57)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.68	14.39	13.69	14.35	16.91	14.14
Tenant specific landlord work (1)	(1.13)	(1.71)	(1.10)	(0.75)	(0.99)	(1.11)
NET EFFECTIVE RENT	$ 13.55	$ 12.68	$ 12.59	$ 13.60	$ 15.92	$ 13.03
Net effective rent before tenant specific landlord work /
base rent	83%	82%	82%	82%	85%	84%
Net effective rent / base rent	76%	72%	75%	78%	80%	77%
Weighted average term (years)	9.3	9.6	9.4	9.5	8.6	9.2

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	34%	39%	34%	35%	27%	36%
< 10,000 SF	66%	61%	66%	65%	73%	64%

LEASES SIGNED BUT NOT YET COMMENCED
As of 12/31/19:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	61	1,747,668	$ 21,465	$ 12.28
< 10,000 SF	275	940,040	23,528	25.03
TOTAL	336	2,687,708	$ 44,993	$ 16.74

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 33

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	325	887,084	1.4	1.5%	$15.19	$15.19	12	191,255	0.4%	0.3%	$7.54	$7.54	313	695,829	3.7%	2.9%	$17.30	$17.30
2020	1,091	6,214,872	9.5	9.0%	12.93	12.93	131	3,703,018	8.0%	6.5%	8.46	8.46	960	2,511,854	13.5%	11.8%	19.52	19.53
2021	1,175	8,004,262	12.2	11.6%	13.03	13.10	170	5,370,791	11.5%	10.4%	9.30	9.30	1,005	2,633,471	14.1%	13.1%	20.65	20.85
2022	1,147	8,330,634	12.7	12.7%	13.69	13.93	197	5,788,219	12.4%	12.0%	10.02	10.06	950	2,542,415	13.6%	13.5%	22.04	22.73
2023	977	6,860,133	10.5	10.9%	14.17	14.54	171	4,641,055	10.0%	9.9%	10.27	10.33	806	2,219,078	11.9%	12.0%	22.31	23.34
2024	1,026	9,244,133	14.2	13.1%	12.69	13.03	200	6,946,575	14.9%	13.8%	9.60	9.65	826	2,297,558	12.3%	12.2%	22.04	23.26
2025	567	6,183,680	9.5	8.7%	12.57	13.50	149	4,822,597	10.4%	10.2%	10.16	10.72	418	1,361,083	7.3%	6.9%	21.12	23.34
2026	339	3,308,825	5.1	5.5%	15.00	16.46	83	2,465,687	5.3%	6.0%	11.68	12.54	256	843,138	4.5%	5.0%	24.70	27.92
2027	337	3,017,915	4.6	5.1%	15.14	16.98	70	2,103,857	4.5%	5.2%	11.96	13.07	267	914,058	4.9%	5.0%	22.46	25.98
2028	294	2,624,351	4.0	4.7%	16.20	18.09	68	1,872,600	4.0%	4.6%	11.84	12.69	226	751,751	4.0%	4.9%	27.07	31.56
2029	365	3,631,364	5.6	6.1%	15.02	16.90	99	2,770,488	5.9%	6.7%	11.67	12.79	266	860,876	4.6%	5.5%	25.79	30.13
2030+	447	6,967,222	10.7	11.1%	14.23	16.44	166	5,925,249	12.7%	14.4%	11.67	13.22	281	1,041,973	5.6%	7.2%	28.77	34.73

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	325	887,084	1.4	1.5%	$15.19	$15.19	12	191,255	0.4%	0.3%	$7.54	$7.54	313	695,829	3.7%	2.9%	$17.30	$17.30
2020	845	3,321,437	5.1	5.4%	14.59	14.60	53	1,309,848	2.8%	2.3%	8.49	8.49	792	2,011,589	10.8%	9.0%	18.57	18.57
2021	830	2,655,213	4.1	5.2%	17.57	17.74	38	803,645	1.7%	1.7%	10.20	10.18	792	1,851,568	9.9%	9.3%	20.76	21.02
2022	798	2,646,822	4.0	5.4%	18.30	18.93	46	867,767	2.0%	2.0%	10.96	11.14	752	1,779,055	9.5%	9.4%	21.89	22.73
2023	658	2,395,637	3.7	4.9%	18.33	19.25	48	898,183	1.9%	2.1%	11.46	11.71	610	1,497,454	8.0%	8.1%	22.45	23.78
2024	645	2,715,858	4.1	4.9%	16.21	17.08	48	1,233,750	2.6%	2.5%	9.70	9.82	597	1,482,108	7.9%	7.7%	21.63	23.13
2025	400	2,202,071	3.4	3.6%	14.74	16.25	49	1,256,410	2.7%	2.5%	9.56	10.46	351	945,661	5.1%	4.9%	21.61	23.94
2026	309	1,874,439	2.9	3.1%	14.83	16.55	33	1,011,568	2.2%	1.8%	8.76	9.52	276	862,871	4.6%	4.6%	21.94	24.79
2027	327	2,017,222	3.1	3.6%	16.05	18.12	53	1,184,797	2.5%	2.8%	11.19	12.30	274	832,425	4.5%	4.6%	22.97	26.40
2028	295	1,595,600	2.4	3.2%	17.63	20.01	35	792,565	1.7%	1.8%	11.17	12.10	260	803,035	4.3%	4.7%	24.00	27.82
2029	315	1,589,909	2.4	3.2%	18.09	20.74	39	775,022	1.7%	2.0%	12.49	13.75	276	814,887	4.4%	4.6%	23.42	27.40
2030+	2,343	41,373,183	63.4	56.0%	12.12	15.65	1,062	36,276,581	77.8%	78.2%	10.38	13.26	1,281	5,096,602	27.3%	30.2%	24.52	32.61

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 12/31/19				78.7%	81.1%

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,546,603	90.5%	95.0%	$69,706	$20.83	7.2%	5.0%	7.8%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,614	96.4%	97.1%	33,886	22.55	2.5%	2.4%	3.8%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,516,675	82.8%	85.8%	40,098	14.05	3.5%	5.0%	4.5%
4	Dallas-Fort Worth-Arlington, TX	12	2,589,652	86.0%	92.5%	40,958	17.85	3.0%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	30	4,061,679	92.5%	94.8%	46,807	12.75	7.4%	5.8%	5.2%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	452,560	78.4%	84.8%	5,108	13.30	0.7%	0.6%	0.6%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,453,963	82.1%	88.9%	19,904	15.58	2.2%	2.1%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,225,153	84.3%	88.6%	61,221	18.90	5.7%	6.0%	6.8%
9	Atlanta-Sandy Springs-Roswell, GA	22	3,326,176	89.1%	91.0%	35,264	12.04	5.5%	4.7%	3.9%
10	Boston-Cambridge-Newton, MA-NH	6	712,829	82.6%	82.6%	8,288	14.16	1.5%	1.0%	0.9%
	Top 10 Largest US MSAs by Population	158	25,591,904	87.6%	91.1%	361,240	16.36	39.2%	36.3%	40.3%

11	Phoenix-Mesa-Scottsdale, AZ	0	—	—	—	—	—	—	—	—
12	San Francisco-Oakland-Hayward, CA	2	506,531	97.7%	99.4%	11,451	28.11	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	500,053	92.5%	94.0%	8,463	20.55	1.0%	0.7%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	92.3%	94.6%	15,966	12.80	2.0%	2.0%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,194,423	85.4%	89.7%	13,928	14.25	2.0%	1.7%	1.6%
17	San Diego-Carlsbad, CA	3	658,209	96.3%	98.6%	14,640	23.07	0.7%	0.9%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	12	1,901,090	86.9%	91.0%	24,749	15.72	3.0%	2.7%	2.8%
19	Denver-Aurora-Lakewood, CO	6	1,317,557	88.0%	94.1%	17,117	14.87	1.5%	1.9%	1.9%
20	St. Louis, MO-IL	2	209,036	96.0%	96.0%	2,145	10.86	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	203	33,310,089	88.1%	91.7%	469,699	16.37	50.4%	47.2%	52.4%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Orlando-Kissimmee-Sanford, FL	5	804,254	88.9%	90.5%	16,592	22.99	1.2%	1.1%	1.9%
23	Charlotte-Concord-Gastonia, NC-SC	5	1,638,366	92.7%	94.6%	15,773	11.16	1.2%	2.3%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento--Roseville--Arden-Arcade, CA	1	106,023	53.7%	53.7%	1,360	23.91	0.2%	0.2%	0.2%
27	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,967	10.95	0.2%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,845,165	91.2%	96.6%	22,930	16.49	1.7%	2.6%	2.6%
30	Austin-Round Rock, TX	1	169,405	95.1%	98.5%	2,107	12.63	0.2%	0.2%	0.2%
31	Kansas City, MO-KS	4	608,649	90.6%	92.8%	4,705	8.47	1.0%	0.9%	0.5%
32	Columbus, OH	3	435,069	86.6%	89.7%	3,927	10.77	0.7%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	905,086	83.5%	84.0%	9,528	12.61	0.7%	1.3%	1.1%
34	Indianapolis-Carmel-Anderson, IN	2	726,841	86.1%	86.7%	6,785	10.85	0.5%	1.0%	0.8%

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 35

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	97.0%	97.2%	9,008	11.65	1.0%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	93.8%	97.7%	2,888	21.72	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	686,770	74.3%	75.8%	6,083	11.69	1.0%	1.0%	0.7%
40	Jacksonville, FL	3	685,315	91.7%	92.8%	6,860	11.22	0.7%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh, NC	2	291,026	98.2%	100.0%	3,861	13.37	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	93.7%	95.4%	9,338	15.53	0.2%	0.9%	1.0%
44	Richmond, VA	2	228,668	91.8%	95.4%	3,453	15.82	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	700,232	95.6%	98.0%	7,443	11.13	1.0%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-West Hartford-East Hartford, CT	3	584,075	88.0%	88.0%	8,719	16.96	0.7%	0.8%	1.0%
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	259	45,524,102	88.6%	91.8%	613,026	15.62	64.3%	64.5%	68.4%

	MSAs Ranked 51 - 100 by Population	49	8,687,335	92.5%	95.4%	98,881	13.12	12.2%	12.3%	11.0%

	Other MSAs	95	16,419,366	89.5%	92.6%	184,057	13.13	23.5%	23.2%	20.6%

TOTAL		403	70,630,803	89.3%	92.4%	$895,964	$14.74	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,546,603	90.5	95.0	$69,706	$20.83	7.2	5.0	7.8
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,225,153	84.3	88.6	61,221	18.90	5.7	6.0	6.8
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,061,679	92.5	94.8	46,807	12.75	7.4	5.8	5.2
4	Dallas-Fort Worth-Arlington, TX	4	12	2,589,652	86.0	92.5	40,958	17.85	3.0	3.7	4.6
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,516,675	82.8	85.8	40,098	14.05	3.5	5.0	4.5
6	Atlanta-Sandy Springs-Roswell, GA	9	22	3,326,176	89.1	91.0	35,264	12.04	5.5	4.7	3.9
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,614	96.4	97.1	33,886	22.55	2.5	2.4	3.8
8	Tampa-St. Petersburg-Clearwater, FL	18	12	1,901,090	86.9	91.0	24,749	15.72	3.0	2.7	2.8
9	Cincinnati, OH-KY-IN	29	7	1,845,165	91.2	96.6	22,930	16.49	1.7	2.6	2.6
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,453,963	82.1	88.9	19,904	15.58	2.2	2.1	2.2
	10 Largest MSAs by ABR	—	168	28,172,770	88.1	91.8	395,523	16.43	41.7	40.0	44.2

11	Denver-Aurora-Lakewood, CO	19	6	1,317,557	88.0	94.1	17,117	14.87	1.5	1.9	1.9
12	Orlando-Kissimmee-Sanford, FL	22	5	804,254	88.9	90.5	16,592	22.99	1.2	1.1	1.9
13	Detroit-Warren-Dearborn, MI	14	8	1,431,286	92.3	94.6	15,966	12.80	2.0	2.0	1.8
14	Charlotte-Concord-Gastonia, NC-SC	23	5	1,638,366	92.7	94.6	15,773	11.16	1.2	2.3	1.8
15	San Diego-Carlsbad, CA	17	3	658,209	96.3	98.6	14,640	23.07	0.7	0.9	1.6
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,194,423	85.4	89.7	13,928	14.25	2.0	1.7	1.6
17	Ann Arbor, MI	144	3	818,765	96.0	96.0	12,078	15.48	0.7	1.2	1.3
18	Naples-Immokalee-Marco Island, FL	142	4	780,327	79.1	80.8	11,824	19.28	1.0	1.1	1.3
19	San Francisco-Oakland-Hayward, CA	12	2	506,531	97.7	99.4	11,451	28.11	0.5	0.7	1.3
20	Binghamton, NY	191	4	751,572	98.6	99.4	10,751	14.39	1.0	1.1	1.2
	20 Largest MSAs by ABR	—	216	38,074,060	88.8	92.3	535,643	16.34	53.5	54.0	59.9

21	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	93.8	97.9	10,394	14.10	0.7	1.2	1.2
22	Vallejo-Fairfield, CA	121	1	519,223	84.7	95.7	9,965	20.22	0.2	0.7	1.1
23	Cleveland-Elyria, OH	33	3	905,086	83.5	84.0	9,528	12.61	0.7	1.3	1.1
24	Memphis, TN-MS-AR	43	1	652,349	93.7	95.4	9,338	15.53	0.2	0.9	1.0
25	Port St. Lucie, FL	110	5	690,935	81.2	89.5	9,267	15.09	1.2	1.0	1.0
26	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	97.0	97.2	9,008	11.65	1.0	1.1	1.0
27	Hartford-West Hartford-East Hartford, CT	48	3	584,075	88.0	88.0	8,719	16.96	0.7	0.8	1.0
28	North Port-Sarasota-Bradenton, FL	72	5	730,159	92.3	93.6	8,497	12.51	1.2	1.0	0.9
29	Riverside-San Bernardino-Ontario, CA	13	4	500,053	92.5	94.0	8,463	20.55	1.0	0.7	0.9
30	Boston-Cambridge-Newton, MA-NH	10	6	712,829	82.6	82.6	8,288	14.16	1.5	1.0	0.9
31	Louisville/Jefferson County, KY-IN	45	4	700,232	95.6	98.0	7,443	11.13	1.0	1.0	0.8
32	New Haven-Milford, CT	66	5	546,407	93.0	93.0	7,224	14.27	1.2	0.8	0.8
33	Jacksonville, FL	40	3	685,315	91.7	92.8	6,860	11.22	0.7	1.0	0.8
34	Indianapolis-Carmel-Anderson, IN	34	2	726,841	86.1	86.7	6,785	10.85	0.5	1.0	0.8

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	Norwich-New London, CT	182	2	433,532	92.7	93.7	6,557	16.14	0.5	0.6	0.7
36	Milwaukee-Waukesha-West Allis, WI	39	4	686,770	74.3	75.8	6,083	11.69	1.0	1.0	0.7
37	Worcester, MA-CT	57	3	515,320	91.3	96.6	5,774	13.69	0.7	0.7	0.6
38	College Station-Bryan, TX	187	4	491,214	91.2	91.5	5,738	15.47	1.0	0.7	0.6
39	Greensboro-High Point, NC	75	1	406,768	88.6	99.5	5,700	14.08	0.2	0.6	0.6
40	Scranton--Wilkes-Barre--Hazleton, PA	100	2	619,139	96.0	96.0	5,638	22.54	0.5	0.9	0.6
41	Wilmington, NC	165	2	379,107	96.9	98.2	5,461	14.82	0.5	0.5	0.6
42	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	452,560	78.4	84.8	5,108	13.30	0.7	0.6	0.6
43	Winston-Salem, NC	84	3	437,561	84.8	89.0	5,086	13.72	0.7	0.6	0.6
44	Oxnard-Thousand Oaks-Ventura, CA	67	2	316,522	87.7	96.0	4,865	16.60	0.5	0.4	0.5
45	Kansas City, MO-KS	31	4	608,649	90.6	92.8	4,705	8.47	1.0	0.9	0.5
46	Dayton, OH	73	2	351,898	97.7	98.8	4,651	13.94	0.5	0.5	0.5
47	Charleston-North Charleston, SC	74	2	498,871	94.4	96.4	4,482	9.43	0.5	0.7	0.5
48	Boulder, CO	155	1	278,419	96.0	96.0	4,413	16.51	0.2	0.4	0.5
49	Spartanburg, SC	151	1	360,277	90.7	90.7	4,109	13.22	0.2	0.5	0.5
50	Fresno, CA	54	1	261,344	98.3	99.0	4,106	15.86	0.2	0.4	0.5
	50 Largest MSAs by ABR	—	302	54,752,288	89.1	92.2	737,898	15.59	74.2	77.5	82.3

51	Pittsfield, MA	325	1	436,805	100.0	100.0	4,073	21.61	0.2	0.6	0.5
52	Manchester-Nashua, NH	129	2	347,947	61.2	63.8	3,967	18.80	0.5	0.5	0.4
53	Columbus, OH	32	3	435,069	86.6	89.7	3,927	10.77	0.7	0.6	0.4
54	Mobile, AL	130	1	415,636	66.4	77.5	3,900	12.42	0.2	0.6	0.4
55	Raleigh, NC	42	2	291,026	98.2	100.0	3,861	13.37	0.5	0.4	0.4
56	Greenville-Anderson-Mauldin, SC	61	2	220,723	96.0	98.3	3,749	17.70	0.5	0.3	0.4
57	Panama City, FL	222	2	397,492	97.0	97.0	3,714	9.63	0.5	0.6	0.4
58	Bakersfield, CA	62	1	240,068	95.7	96.3	3,505	15.44	0.2	0.3	0.4
59	Atlantic City-Hammonton, NJ	185	1	179,199	99.1	99.1	3,458	19.47	0.2	0.3	0.4
60	Richmond, VA	44	2	228,668	91.8	95.4	3,453	15.82	0.5	0.3	0.4
61	Des Moines-West Des Moines, IA	87	2	512,825	97.1	98.3	3,311	6.63	0.5	0.7	0.4
62	Odessa, TX	263	1	372,534	100.0	100.0	3,310	14.06	0.2	0.5	0.4
63	Hilton Head Island-Bluffton-Beaufort, SC	207	2	230,352	94.3	94.3	3,251	14.97	0.5	0.3	0.4
64	Greenville, NC	237	1	233,153	94.0	96.8	3,136	13.90	0.2	0.3	0.4
65	Springfield, MA	91	2	319,668	90.2	99.6	3,134	13.23	0.5	0.5	0.3
66	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	93.8	97.7	2,888	21.72	0.2	0.2	0.3
67	Roanoke, VA	161	2	315,008	97.0	97.5	2,693	10.92	0.5	0.4	0.3
68	Savannah, GA	137	2	221,381	77.5	93.5	2,665	12.88	0.5	0.3	0.3
69	Fort Wayne, IN	123	2	248,451	84.8	84.8	2,539	14.02	0.5	0.4	0.3
70	Bridgeport-Stamford-Norwalk, CT	58	1	161,075	98.4	98.4	2,458	15.51	0.2	0.2	0.3

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 38

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
71	Altoona, PA	334	1	265,200	84.0	84.9	2,348	10.53	0.2	0.4	0.3
72	Duluth, MN-WI	172	1	183,006	85.2	98.2	2,327	12.95	0.2	0.3	0.3
73	Hickory-Lenoir-Morganton, NC	146	2	284,984	87.1	88.4	2,299	9.13	0.5	0.4	0.3
74	Santa Maria-Santa Barbara, CA	122	1	179,549	100.0	100.0	2,233	13.41	0.2	0.3	0.2
75	Elkhart-Goshen, IN	218	1	257,748	96.4	97.2	2,221	15.75	0.2	0.4	0.2
76	Concord, NH	278	1	188,887	95.2	100.0	2,183	12.22	0.2	0.3	0.2
77	St. Louis, MO-IL	20	2	209,036	96.0	96.0	2,145	10.86	0.5	0.3	0.2
78	Austin-Round Rock, TX	30	1	169,405	95.1	98.5	2,107	12.63	0.2	0.2	0.2
79	Tucson, AZ	53	1	165,350	100.0	100.0	2,046	12.37	0.2	0.2	0.2
80	Lancaster, PA	103	2	170,128	91.9	91.9	2,041	13.05	0.5	0.2	0.2
81	Manhattan, KS	391	1	217,261	94.3	96.8	2,005	15.46	0.2	0.3	0.2
82	Flint, MI	133	1	164,559	88.9	95.9	1,976	12.62	0.2	0.2	0.2
83	Pittsburgh, PA	27	1	199,079	100.0	100.0	1,967	10.95	0.2	0.3	0.2
84	Syracuse, NY	88	1	128,404	97.7	100.0	1,951	15.19	0.2	0.2	0.2
85	Rutland, VT	535	1	223,314	100.0	100.0	1,943	8.82	0.2	0.3	0.2
86	Greeneville, TN	485	1	224,139	93.6	97.1	1,919	8.92	0.2	0.3	0.2
87	Tulsa, OK	55	1	186,851	100.0	100.0	1,894	10.14	0.2	0.3	0.2
88	Saginaw, MI	229	1	184,735	99.3	99.3	1,893	10.32	0.2	0.3	0.2
89	Ithaca, NY	373	1	204,405	90.0	100.0	1,866	9.85	0.2	0.3	0.2
90	Dover, DE	240	1	191,974	52.2	82.3	1,845	11.68	0.2	0.3	0.2
91	Toledo, OH	93	1	303,280	70.4	79.2	1,819	13.57	0.2	0.4	0.2
92	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	98.4	98.4	1,807	11.61	0.2	0.2	0.2
93	California-Lexington Park, MD	353	1	92,335	100.0	100.0	1,785	19.33	0.2	0.1	0.2
94	Portland-South Portland, ME	105	1	287,513	89.3	89.3	1,777	20.10	0.2	0.4	0.2
95	Columbus, IN	436	1	142,989	97.8	97.8	1,643	11.75	0.2	0.2	0.2
96	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	94.3	98.9	1,598	8.88	0.2	0.3	0.2
97	Muskegon, MI	245	1	109,590	91.8	96.3	1,571	16.98	0.2	0.2	0.2
98	London, KY	319	1	165,826	100.0	100.0	1,564	9.43	0.2	0.2	0.2
99	Ocean City, NJ	406	1	136,822	95.2	95.2	1,530	11.74	0.2	0.2	0.2
100	Trenton, NJ	145	1	157,035	96.1	100.0	1,522	9.69	0.2	0.2	0.2
	100 Largest MSAs by ABR	—	368	66,443,244	89.4	92.6	862,715	15.09	91.3	94.1	96.3

	Other MSAs	—	35	4,187,559	87.4	89.8	33,249	9.19	8.7	5.9	3.7

TOTAL		—	403	70,630,803	89.3	92.4	$895,964	$14.74	100.0	100.0	100.0

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 39

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	7,914,008	86.6%	90.2%	$106,225	$15.37	11.9%	11.2%	11.9%
2	Texas	52	8,039,742	90.9%	94.2%	102,363	14.49	12.9%	11.4%	11.4%
3	California	27	5,086,451	93.3%	96.2%	95,656	21.10	6.7%	7.2%	10.7%
4	New York	29	3,702,568	92.8%	96.5%	68,761	19.84	7.2%	5.2%	7.7%
5	Pennsylvania	27	5,109,108	87.8%	90.6%	65,918	17.21	6.7%	7.2%	7.4%
6	North Carolina	20	4,243,707	91.9%	95.5%	45,194	11.74	5.0%	6.0%	5.0%
7	Georgia	30	4,228,329	88.6%	90.9%	42,583	11.37	7.4%	6.0%	4.7%
8	New Jersey	16	2,825,936	88.5%	93.4%	41,703	16.77	4.0%	4.0%	4.7%
9	Illinois	15	3,604,521	83.0%	86.0%	40,706	13.86	3.7%	5.1%	4.5%
10	Ohio	16	3,299,558	87.8%	90.6%	36,419	14.04	4.0%	4.7%	4.1%
11	Michigan	16	2,997,110	92.4%	94.2%	35,585	13.21	4.0%	4.2%	4.0%
12	Connecticut	12	1,850,585	91.2%	91.4%	26,118	15.46	3.0%	2.6%	2.9%
13	Tennessee	9	2,037,716	95.6%	96.6%	23,069	11.89	2.2%	2.9%	2.6%
14	Colorado	7	1,595,976	89.4%	94.4%	21,530	15.18	1.8%	2.3%	2.4%
15	Massachusetts	10	1,742,928	89.7%	93.0%	19,405	15.97	2.5%	2.5%	2.2%
16	Kentucky	7	1,683,399	93.7%	98.1%	17,996	12.11	1.8%	2.4%	2.0%
17	Minnesota	9	1,377,429	85.4%	90.8%	16,255	14.05	2.2%	1.9%	1.8%
18	South Carolina	7	1,310,223	93.6%	94.8%	15,591	12.83	1.8%	1.9%	1.7%
19	Indiana	8	1,538,030	89.7%	90.2%	14,902	11.99	2.0%	2.2%	1.7%
20	Virginia	7	1,017,100	91.9%	93.5%	11,303	12.90	1.8%	1.4%	1.3%
21	New Hampshire	5	778,528	78.8%	81.1%	8,014	13.20	1.3%	1.1%	0.9%
22	Wisconsin	4	686,770	74.3%	75.8%	6,083	11.69	1.0%	1.0%	0.7%
23	Maryland	3	412,013	76.2%	83.3%	5,666	16.50	0.7%	0.6%	0.6%
24	Missouri	5	655,984	92.5%	93.6%	5,325	8.85	1.2%	0.9%	0.6%
25	Alabama	1	415,636	66.4%	77.5%	3,900	12.42	0.2%	0.6%	0.4%
26	Kansas	2	378,962	92.5%	95.5%	3,530	12.55	0.5%	0.5%	0.4%
27	Iowa	2	512,825	97.1%	98.3%	3,311	6.63	0.5%	0.7%	0.4%
28	West Virginia	2	251,500	96.0%	96.0%	2,087	8.64	0.5%	0.4%	0.2%
29	Arizona	1	165,350	100.0%	100.0%	2,046	12.37	0.2%	0.2%	0.2%
30	Vermont	1	223,314	100.0%	100.0%	1,943	8.82	0.2%	0.3%	0.2%
31	Oklahoma	1	186,851	100.0%	100.0%	1,894	10.14	0.2%	0.3%	0.2%
32	Delaware	1	191,974	52.2%	82.3%	1,845	11.68	0.2%	0.3%	0.2%
33	Maine	1	287,513	89.3%	89.3%	1,777	20.10	0.2%	0.4%	0.2%
34	Louisiana	2	279,159	66.0%	77.5%	1,261	5.83	0.5%	0.4%	0.1%

TOTAL		403	70,630,803	89.3%	92.4%	$895,964	$14.74	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	77.5%	$3,900	$12.42	Sam's Club*	Bed Bath & Beyond, Big Lots, Burlington Coat Factory, Burke's Outlet, Conn's HomePlus, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,046	12.37	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,505	15.44	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	93.6%	2,809	25.44	Trader Joe's*	24 Hour Fitness, CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.3%	1,296	19.94	Stater Bros.	-	-
6	Cudahy Plaza (3)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2020	123,145	71.3%	1,983	22.58	-	Big Lots, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	106,023	53.7%	1,360	23.91	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,528	15.50	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	98.3%	2,902	23.68	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,106	15.86	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,233	13.41	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	94.4%	1,182	14.41	Grocery Outlet	Sears Outlet, dd's Discounts (Ross)	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,011	21.71	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,187	18.12	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,269	11.19	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,795	34.06	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	99.1%	8,656	26.61	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	96.7%	6,066	24.24	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.3%	5,189	30.74	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	100.0%	825	18.53	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2020	434,945	98.4%	10,210	24.69	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.6%	3,778	23.50	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,095	28.35	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,561	23.94	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,056	11.26	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	90.1%	2,916	22.19	Stater Bros.	Rite Aid, Stein Mart	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,109	20.85	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	101,850	92.9%	2,064	21.81	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	95.7%	9,965	20.22	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	765	8.03	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.3%	7,402	15.78	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,750	10.49	King Soopers (Kroger)	Cinema Latino, Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	94.4%	1,819	15.91	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	92.7%	1,070	38.19	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	96.0%	4,413	16.51	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2020	332,059	83.7%	4,311	15.52	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Tile Shop, Ulta	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	90.9%	2,564	26.50	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,352	12.87	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	986	13.97	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	327,775	82.0%	3,714	13.81	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	530	9.76	-	Dollar Tree	-
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	99.0%	2,441	16.45	Price Chopper	Dick's Sporting Goods	-
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,767	17.70	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	100.0%	1,851	13.94	-	Christmas Tree Shops	-
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	98.4%	2,458	15.51	-	LA Fitness, Marshalls	-
46	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	83.3%	1,160	11.10	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
47	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,090	14.04	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	94.4%	4,205	18.82	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	North Dover Center	Dover	DE	Dover, DE	1989	191,974	82.3%	1,845	11.68	-	Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	98.2%	3,844	17.58	-	Bed Bath & Beyond, Belk, Marshalls, HomeGoods, Michaels, Office Depot, Petco, Sears, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.5%	6,435	22.87	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	86.4%	3,381	14.82	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,488	93.4%	2,034	24.08	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,598	8.88	Publix	Big Lots, Planet Fitness, Tractor Supply	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,807	11.61	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	859	9.85	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	88.8%	2,389	8.81	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	86.7%	1,627	19.12	-	LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	137,020	94.8%	2,429	19.22	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	92.4%	1,793	10.96	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
61	Marco Town Center (3)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2020	109,745	77.0%	1,881	22.27	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	343,585	74.6%	3,485	14.00	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	198,473	100.0%	3,684	18.56	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	43.5%	1,355	14.70	Publix	-	-
65	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,778	19.05	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
66	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	98.0%	4,810	20.18	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,090	13.43	Publix	Zone Fitness Club	-
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	96.8%	1,004	11.72	Sedano's	Family Dollar	-
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,491	17.66	-	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,113	14.58	Publix	-	-
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	100.0%	1,222	16.81	Lucky's Market	Office Depot	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2020	415,990	84.9%	10,139	29.26	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	837	12.97	Publix	-	-
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	92.2%	3,021	20.36	-	Coastal Care, Walgreens	-
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.8%	1,196	13.04	Publix	-	-
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	98.4%	2,518	8.57	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.2%	2,588	14.00	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.9%	1,187	13.14	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	732	12.84	Winn-Dixie (Southeastern Grocers)	-	-
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	778	21.03	SuperTarget*	The Zoo Health Club	-
81	Beneva Village Shoppes (3)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	142,562	98.7%	2,501	17.78	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,096	12.41	Publix	Big Lots, Crunch Fitness, HomeGoods	-
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	75.3%	1,413	14.40	Publix	Planet Fitness	-
84	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,049	13.28	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	95.4%	3,612	14.26	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	72.0%	1,535	15.66	Publix	CVS, Dollar Tree	-
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,378	9.30	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
88	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	44.7%	529	11.36	-	Advantage Village Academy, Dollar Tree	-
89	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	82.9%	1,716	10.23	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	83.3%	1,634	12.96	Publix	Family Dollar, Flooring USA	-
91	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,316	12.57	Patel Brothers	Dollar Tree, LA Fitness	Walmart
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	96.2%	1,664	18.67	Publix	Rarehues	-
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	100.0%	1,429	16.02	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
94	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,348	16.44	Publix	Petco, T.J.Maxx, Ulta	-
95	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	96.3%	965	7.57	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
96	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	78.7%	544	6.30	Publix	Bealls Outlet	-
97	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	172,267	90.4%	2,391	15.35	Publix	JOANN, Planet Fitness	-
98	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	616	6.67	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
99	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	280,749	92.0%	3,816	19.76	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
100	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.7%	4,588	12.15	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
101	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.8%	1,351	8.18	-	At Home, Dollar Tree, Octapharma	-
102	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	530	8.19	Food Depot	Family Dollar	-
103	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	94.7%	1,131	15.11	Publix	-	-
104	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	715	8.58	Kroger	Planet Fitness	-
105	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,328	13.58	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
106	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	750	6.87	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
107	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	796	12.07	Publix	-	-
108	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	96.7%	1,264	13.78	Kroger	-	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

109	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	621	8.63	-	Family Dollar	-
110	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.5%	826	11.47	Publix	-	-
111	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.1%	724	19.21	Kroger*	-	-
112	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	601	6.95	-	Big Lots	The Home Depot
113	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,645	10.60	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
114	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.4%	1,272	10.99	Food Depot	Cinemark, Staples	-
115	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
116	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.2%	1,375	14.58	Publix	-	-
117	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	100.0%	1,533	14.48	Publix	-	-
118	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	55.9%	1,033	8.07	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
119	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	545	10.80	-	Marshalls	-
120	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	94.2%	1,191	11.19	Kroger	-	-
121	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	145,853	93.1%	1,996	14.70	Kroger	Kayhill's Sports Bar and Grill	-
122	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	93.6%	595	9.12	Food Depot	-	-
123	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	1,009	11.12	-	PGA TOUR Superstore	-
124	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	90.7%	1,585	14.58	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
125	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.3%	2,931	16.01	Kroger	-	-
126	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.1%	1,671	5.06	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
127	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	96.8%	1,080	11.00	Kroger	-	-
128	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,554	6.56	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
129	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,757	6.69	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
130	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	93.3%	3,516	18.90	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
131	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	2,085	14.93	-	XSport Fitness	Kohl's
132	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	98.1%	2,376	12.22	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
133	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.7%	4,253	14.90	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
134	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	91.9%	5,922	12.63	-	AMC Theatres, At Home, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
135	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	88.7%	2,552	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
136	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	79.0%	1,042	21.26	-	Walgreens	-
137	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	608	7.47	Cub Foods (United Natural Foods Inc.)	-	-
138	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	85.9%	2,158	15.56	-	Best Buy, PetSmart, Stein Mart	-
139	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,333	15.54	Sunset Foods	-	-
140	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	59.1%	1,790	12.34	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
141	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	96.2%	1,788	16.56	Jewel-Osco	Planet Fitness	-
142	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,701	77.4%	7,325	14.18	-	Art Van Furniture, Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Old Navy, Party City, Star Cinema Grill, Ulta	-
143	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,966	17.94	-	LA Fitness, Regal Cinemas	-
144	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	80.2%	1,992	10.74	Walt's Fine Foods	Planet Fitness, Tile Shop	-
145	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.2%	1,206	9.90	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
146	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	97.8%	1,643	11.75	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

147	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	97.2%	1,998	17.17	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
148	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	257,748	97.2%	2,221	15.75	Walmart Supercenter*	Burlington Stores, JOANN, Staples	-
149	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	353	14.91	Walmart Supercenter*	Aaron's	-
150	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	65.9%	541	8.35	Kroger	-	-
151	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2020	596,072	85.3%	5,579	11.08	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
152	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,361	10.31	Pay Less (Kroger)	-	-
153	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	93.7%	1,525	10.06	Hy-Vee	-	-
154	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	96.8%	2,005	15.46	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
155	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,061	8.13	-	At Home, Staples	-
156	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	97.3%	7,928	15.21	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
157	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,842	9.78	-	King Pin Lanes, Louisville Athletic Club	-
158	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,564	9.43	Kroger	Burke's Outlet, Kohl's, Marshalls, Planet Fitness	-
159	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	98.3%	2,005	11.66	Kroger	Petco	-
160	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	100.0%	1,641	10.91	Kroger	-	-
161	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.2%	1,955	12.39	Kroger Marketplace	-	-
162	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	315	3.56	Super 1 Foods	dd's Discounts (Ross)	-
163	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	946	7.40	Super 1 Foods	Ollie's Bargain Outlet	-
164	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	62.6%	706	8.63	-	Citi Trends, Crunch Fitness, L&M Bargain, Ocean State Job Lot	-
165	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	100.0%	2,344	29.41	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
166	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	100.0%	1,776	12.93	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
167	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	99.2%	3,253	11.74	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
168	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	239	15.40	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
169	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	39.4%	921	29.96	-	Rainbow Shops	-
170	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	96.1%	2,453	13.97	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
171	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,805	100.0%	4,073	21.61	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
172	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.9%	1,358	13.64	Aldi	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
173	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,282	17.68	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
174	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,785	19.33	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
175	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	94.9%	814	33.61	-	-	-
176	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	294,149	77.1%	3,067	13.52	Giant Food (Ahold Delhaize)	JOANN, Peebles, Planet Fitness	-
177	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	89.3%	1,777	20.10	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
178	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,657	17.35	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
179	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2020	292,467	95.6%	4,552	16.28	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
180	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	98.6%	1,011	12.01	Busch’s Fresh Food Market	Ace Hardware	-
181	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	842	10.65	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

182	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,559	95.9%	1,976	12.62	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
183	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	77.3%	598	7.77	D&W Fresh Market (SpartanNash)	-	-
184	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	84.1%	1,503	9.62	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
185	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,590	96.3%	1,571	16.98	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
186	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,607	10.72	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
187	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,784	19.15	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
188	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,893	10.32	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
189	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,185	11.65	-	Party City, Planet Fitness	Burlington Stores
190	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	989	9.74	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
191	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
192	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	79.0%	1,453	11.30	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
193	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	869	7.42	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
194	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	95.9%	2,172	18.13	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
195	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	98.2%	2,327	12.95	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
196	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.5%	1,981	11.18	Cub Foods (Jerry's Foods)	OfficeMax	-
197	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,607	100.0%	1,769	20.09	Cub Foods (United Natural Foods Inc.)*	-	-
198	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.7%	2,227	11.36	-	Marshalls, Michaels	-
199	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2020	80,565	95.7%	1,016	19.33	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
200	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	98.4%	1,800	15.96	Fresh Thyme Farmers Market	Marshalls	-
201	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	78.4%	2,140	13.19	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
202	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	823	11.96	Festival Foods	Dollar Tree	-
203	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.4%	1,692	13.09	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
204	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.3%	779	5.96	Price Chopper	-	-
205	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,428	8.83	Price Chopper	Ace Hardware	-
206	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	89.4%	973	8.72	Price Chopper	-	-
207	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	453	6.63	Schnucks	-	-
208	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
209	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	90.6%	3,913	15.31	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
210	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,874	9.06	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
211	Macon Plaza	Franklin	NC	—	2001	92,583	100.0%	545	10.81	BI-LO (Southeastern Grocers)	Peebles	-
212	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,346	100.0%	2,289	12.42	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
213	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	318,224	91.6%	3,552	13.60	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Sketchers	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

214	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.5%	5,700	14.08	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
215	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.8%	3,136	13.90	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
216	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,698	9.74	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
217	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,087	4.34	Walmart Supercenter	Dollar Tree	-
218	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.8%	601	7.76	-	Big Lots, Harbor Freight Tools	Rural King
219	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,443	14.84	-	Person County Health & Human Services	-
220	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,155	11.89	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
221	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	100.0%	2,279	6.70	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
222	Anson Station	Wadesboro	NC	—	1988	132,353	97.7%	803	6.21	-	Peebles, Rose's, Tractor Supply Co.	-
223	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.2%	1,841	13.68	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
224	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,620	15.47	Lowes Foods	HomeGoods, T.J.Maxx	-
225	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,182	14.78	Harris Teeter (Kroger)	-	-
226	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	85.3%	2,907	13.09	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
227	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	997	14.54	-	Golf Galaxy, Mattress Firm, OfficeMax	-
228	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	42.4%	1,541	16.76	-	Bed Bath & Beyond, Boston Interiors	-
229	Capitol Shopping Center	Concord	NH	Concord, NH	2001	188,887	100.0%	2,183	12.22	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
230	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,426	20.37	-	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
231	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	471	6.50	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
232	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	96.7%	1,393	9.60	Market Basket (DeMoulas Supermarkets)	T.J.Maxx, Staples	-
233	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2020	246,235	75.7%	1,563	8.38	Corrado's Market	At Home, Dollar Tree, Planet Fitness	-
234	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	95.2%	4,544	23.73	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
235	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
236	Collegetown Shopping Center (3)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	245,727	80.8%	2,485	12.52	LIDL	Big Lots, LA Fitness, Staples	-
237	Hamilton Plaza (3)	Hamilton	NJ	Trenton, NJ	2020	157,035	100.0%	1,522	9.69	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institute, Urban Air Adventure Park	-
238	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	94.7%	1,624	13.49	Super Stop & Shop (Ahold Delhaize)	-	-
239	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	331,875	98.5%	6,359	19.46	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
240	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	99.2%	3,884	20.13	ShopRite	Petco, Rite Aid	-
241	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,101	32.17	ShopRite	-	-
242	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,984	96.1%	3,801	16.02	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
243	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	96.3%	3,066	19.96	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
244	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	95.2%	1,530	11.75	ShopRite*	Peebles, PetSmart, Planet Fitness	-
245	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,458	19.47	ShopRite	Pier 1 Imports, Staples	-
246	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
247	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	100.0%	1,488	16.96	-	Dollar Tree, Jersey Strong	-
248	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	93.8%	3,202	15.79	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

249	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,765	30.82	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
250	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,951	15.19	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
251	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
252	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	67.4%	1,492	26.19	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
253	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,026	26.78	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
254	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,091	16.37	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
255	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,951	37.10	H-Mart	Christmas Tree Shops, T.J.Maxx	-
256	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	100.0%	1,866	9.85	-	Dollar Tree, JOANN, Big Lots, Party City, Planet Fitness, Rite Aid, True Value	-
257	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,592	22.05	Key Food Marketplace	T.J.Maxx	-
258	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	607	35.71	Trader Joe's	-	-
259	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,484	23.97	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
260	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	34,648	94.8%	1,211	36.87	North Shore Farms	CVS	-
261	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	92.5%	2,971	14.86	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	-
262	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	97.0%	2,177	11.03	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
263	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	2,010	16.47	ShopRite	Better Lifestyle Club, Rite Aid, U.S. Post Office	-
264	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	91.3%	6,440	27.61	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco	-
265	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,008	89.7%	1,353	38.68	-	Harmon Discount	-
266	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,775	23.22	-	Dollar Tree, HomeGoods	-
267	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,979	19.96	Best Market (LIDL)	CVS, T.J.Maxx	-
268	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
269	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,212	27.46	-	HomeGoods, Rite Aid	-
270	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	81.8%	1,282	22.01	Price Chopper	Family Dollar	-
271	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	100.0%	3,271	18.62	ShopRite	Blink Fitness (Equinox), Bob's Stores	Firestone
272	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,864	11.92	-	Olum's Furniture & Appliances, Staples	-
273	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,313	11.17	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
274	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,550	16.79	-	HomeGoods, Michaels, Old Navy	-
275	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	100.0%	5,024	17.24	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
276	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
277	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,606	29.93	H-Mart	-	-
278	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,093	15.14	Giant Eagle	-	The Home Depot
279	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,492	10.83	Giant Eagle, Marc's	-	-
280	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	221,743	93.0%	2,388	17.72	Kroger	Petco, Planet Fitness, Rainbow Shops	-
281	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,401	8.73	Kroger	Pet Supplies Plus, Salvation Army	-
282	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	94.8%	3,552	14.84	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
283	Western Hills Plaza (3)	Cincinnati	OH	Cincinnati, OH-KY-IN	2020	228,513	100.0%	4,325	19.66	-	Bed Bath & Beyond, Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
284	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	96.4%	1,157	37.29	Kroger	-	-
285	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	90.9%	1,334	10.13	Kroger	Dollar Tree, Planet Fitness	-
286	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,188	11.46	Kroger	-	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year			Percent						Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA		Leased		ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

287	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900		100.0%		199	11.12	Kroger*	-	-
288	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998		98.7%		4,452	14.10	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
289	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	691,801		79.1%		6,263	11.45	BJ's Wholesale Club, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
290	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003		100.0%		1,172	16.74	-	Ollie's Bargain Outlet, Sears Outlet	-
291	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167		95.7%		2,179	26.15	Kroger	Marshalls	-
292	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565		92.6%		1,405	10.87	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
293	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	303,280		79.2%		1,819	13.57	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
294	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851		100.0%		1,894	10.14	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
295	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474		99.4%		2,899	20.77	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
296	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	265,200		84.9%		2,348	10.53	Weis Markets	Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
297	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079		100.0%		1,967	10.95	Giant Eagle	Walmart, Pep Boys	-
298	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766		97.6%		3,970	13.68	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wine & Spirits Shoppe	-
299	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654		37.0%		1,499	15.30	-	Dollar Tree, Ollie's Bargain Outlet	-
300	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051		69.9%		385	11.96	-	-	-
301	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716		85.1%		2,397	19.61	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
302	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,696		77.5%		1,419	16.54	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
303	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,728	(4)	70.2%	(4)	3,286	19.85	Weis Markets	Marshalls, REI	-
304	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432		100.0%		1,983	26.64	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
305	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086		97.1%		1,041	10.20	-	Chuck E. Cheese's, Mealey's Furniture	-
306	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699		93.8%		3,253	18.10	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
307	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681		99.3%		3,552	15.06	-	Kohl's, Marshalls, Regal Cinemas	-
308	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223		96.9%		1,278	17.54	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
309	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920		94.8%		953	7.09	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
310	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736		88.5%		1,241	13.13	Giant Food (Ahold Delhaize)	-	-
311	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358		100.0%		1,045	19.08	Weis Markets*	-	-
312	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	213,530		94.2%		6,343	32.44	McCaffrey's	Pier 1 Imports, Ulta	-
313	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353		93.1%		2,606	26.32	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
314	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405		96.8%		8,778	35.11	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow Shops, Ross Dress For Less	-
315	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676		93.3%		1,293	7.85	Redner's Warehouse Market	French Creek Outfitters, Staples	-
316	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758		92.3%		1,544	11.27	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
317	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711		100.0%		427	10.24	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
318	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152		100.0%		3,701	16.93	ShopRite	Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
319	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392		97.6%		800	12.93	Musser's Markets	Penn State Health	Kmart
320	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192		97.5%		3,525	11.47	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
321	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	306,440		98.3%		2,385	33.85	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City	-
322	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039		93.3%		2,368	15.38	Kroger	Stein Mart	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

323	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,579	19.20	BI-LO (Southeastern Grocers)	-	-
324	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	883	13.95	BI-LO (Southeastern Grocers)	-	-
325	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	95.5%	1,596	9.77	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
326	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	96.9%	2,886	9.26	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
327	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,170	16.75	-	Ross Dress for Less, T.J.Maxx	Target
328	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	90.7%	4,109	13.22	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
329	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	550	10.84	Food Lion (Ahold Delhaize)	-	-
330	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,807	10.72	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
331	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	97.6%	3,826	11.83	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
332	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,919	8.92	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
333	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
334	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	95.4%	9,338	15.53	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
335	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	88.4%	1,250	12.39	Kroger	Aaron's	-
336	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,125	12.96	Kroger	-	Walgreens
337	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,347	7.47	Walmart Supercenter	Dollar Tree	-
338	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,405	98.5%	2,107	12.63	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
339	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	95.3%	1,360	14.87	-	24 Hour Fitness	-
340	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	697	9.73	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
341	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
342	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,044	8.45	-	Tops Printing	-
343	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	95.2%	2,938	17.90	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
344	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,446	27.47	Kroger	CVS	-
345	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	93.4%	978	12.36	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
346	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	561	8.87	-	Family Dollar	-
347	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	78.2%	591	10.96	-	Canales, Family Dollar	-
348	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	465	10.22	-	Big Lots, O'Reilly Auto Parts	-
349	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,097	11.68	El Rio Grande Latin Market	Family Dollar	-
350	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2020	541,168	95.4%	6,371	14.72	El Rancho, Kroger	Fallas, Gen X Clothing, LA Fitness, Maya Cinemas, Ross Dress for Less	-
351	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	93.9%	1,024	9.22	Food Town	Burkes Outlet, Walgreens	-
352	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	737	10.70	Albertsons	-	Anytime Fitness
353	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.2%	15,894	21.08	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
354	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.7%	2,000	12.65	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
355	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	88.3%	3,568	20.47	Tom Thumb (Albertsons)	DSW, Ulta	-
356	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,130	13.46	Truong Nguyen Grocer	-	-
357	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	95.7%	1,048	11.02	-	Painted Tree Marketplace, Planet Fitness	-
358	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	97.1%	765	11.00	Kroger	-	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 50

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

359	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	980	28.95	Kroger	-	-
360	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	92,904	86.6%	2,159	26.84	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
361	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	89.4%	403	10.59	-	-	-
362	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	643	7.16	Food Town	-	-
363	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	947	13.17	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
364	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,467	16.03	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
365	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	96.6%	2,133	10.61	El Rancho	Big Lots, Conn's	-
366	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	62,665	89.4%	1,241	22.15	-	24 Hour Fitness	-
367	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	111,206	86.4%	954	9.93	La Michoacana Meat Market	Aaron's, Fitness Connection	-
368	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	99.5%	1,396	8.27	-	Big Lots, Hobby Lobby	-
369	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	936	9.50	Foodarama	Burke's Outlet, Kids Empire	-
370	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.8%	3,393	14.08	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
371	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	271	8.28	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
372	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	90.2%	2,781	13.99	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
373	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	84.0%	2,218	14.06	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
374	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,658	9.45	-	24 Hour Fitness, Floor & Décor	-
375	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	95.1%	3,298	23.94	H-E-B	-	-
376	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,314	15.90	ALDI	Dollar Tree, Party City, Salon In The Park	-
377	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	94.3%	2,158	9.32	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
378	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	99.2%	2,584	11.21	-	Hobby Lobby, Palais Royal, Stein Mart	-
379	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	970	7.46	Super 1 Foods	Harbor Freight Tools, PetSense	-
380	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,310	14.06	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
381	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	2,008	15.51	Kroger	LA Fitness	-
382	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	93.2%	2,119	12.54	Kroger	Burkes Outlet	-
383	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,282	8.66	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
384	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	86.1%	2,652	22.69	Central Market (H-E-B)	-	-
385	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	82.5%	5,581	25.04	-	Gap Factory Store, Infinite Bounds Gymnastics	-
386	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,334	11.19	El Rancho	Palais Royal	-
387	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	92.8%	2,081	10.09	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
388	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,203	28.62	-	Star Cinema Grill	-
389	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	758	16.67	ALDI	Planet Fitness, Walgreens	-
390	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,227	9.23	-	Mountain Run Bowling, Tractor Supply Co.	-
391	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	95.8%	2,061	15.32	-	Gold's Gym, Hobby Lobby	Kohl's
392	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.9%	1,392	16.63	-	2nd & Charles, Chuck E. Cheese's	-
393	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,219	13.81	Kroger	Hamrick's	-
394	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,474	9.31	-	Dollar Tree, Kohl's, PetSmart	-
395	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,888	21.73	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
396	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.5%	1,042	7.16	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
397	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,943	8.82	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
398	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	165,692	10.0%	193	11.67	-	-	Walgreens
399	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,230	95.9%	3,437	16.35	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
400	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	98.7%	993	10.24	Pick 'n Save (Kroger)	-	-

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 51

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year			Percent						Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA		Leased		ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

401	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545		96.6%		1,460	7.42	-	Hobby Lobby, Kohl's	-
402	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156		98.3%		1,305	7.54	Kroger	Big Lots, Dunham's Sports, Peebles	-
403	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344		90.7%		782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					70,630,803	(4)	92.4%	(4)	$895,964	$14.74

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of Brixmor's regional office.

Supplemental Disclosure - Three Months Ended December 31, 2019	Page 52